SCHEDULE 14A
                               (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                            Exchange Act of 1934

   Filed by the Registrant   |X|
   Filed by a Party other than the Registrant   |_|
   Check the appropriate box:
   |_|Preliminary Proxy Statement
   |_|Confidential, for Use of the Commission Only (as
      permitted by Rule 14a-6(e)(2))
   |X|Definitive Proxy Statement
   |_|Definitive Additional Materials
   |_|Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12

                    Corgenix Medical Corporation
-------------------------------------------------------------------
          (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
   |X|No fee required.
   |_|Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
   (1)Title of each class of securities to which transaction applies:


   (2)Aggregate number of securities to which transaction applies:


   (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)Proposed maximum aggregate value of transaction:


   (5)Total fee paid:


   |_|Fee paid previously with preliminary materials.


   |_|Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

   (1)Amount Previously Paid:


   (2)Form, Schedule or Registration Statement No.:


   (3)Filing Party:


   (4)Date Filed:

        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS+
             OF CORGENIX MEDICAL CORPORATION
              To be held December 11, 2002
                  --------------------


TO THE STOCKHOLDERS OF
CORGENIX MEDICAL CORPORATION:

Notice is hereby given that an annual meeting ("the Annual Meeting") of stockholders of Corgenix Medical Corporation ("Corgenix" or the "Company") will be held at our corporate offices located at 12061 Tejon Street, Westminster, Colorado, 80234, on Wednesday, December 11, 2002 at 9:00 a.m. Mountain Standard Time for the following purposes:

1.    The election of five directors;

2.    To approve the Company's  Amended and Restated 1999
      Incentive Stock  Plan.

3.    To  approve  the  Company's  Amended  and  Restated
      Employee Stock Purchase Plan.

4. To ratify the appointment of KPMG LLP, as our independent public accountants for the fiscal year ending June 30, 2003.

5. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on November 4, 2002 as the record date for determination of the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

October 23, 2002

To Our Shareholders,

     Fiscal 2002 was another good year for Corgenix. Our Company demonstrated solid growth in revenues, collaborations and investments in the future, and we are convinced that the next few years will show even more exciting progress as well.

     Since our incorporation in 1990, we have built our Company by focusing on niche markets that offer high growth opportunity. Many of our products were first on the market, and most are extremely important in areas of medicine that have been typically very difficult for physicians to diagnose. Our primary focus remains the clinical diagnostic market. Using our proprietary technology and know-how, we have developed a broad range of products which we sell worldwide. Our focus on anti-phospholipids, vascular diseases, autoimmunity, and liver disease continues to position us in some of the highest growth market opportunities in diagnostics.

     As you know, this year we decided to close our consumer healthcare business operations, and as a result recognized a loss for the year as we wrote off all assets related to those operations. Along with many companies, we had high hopes for the opportunities in consumer healthcare as an adjunct to our base diagnostics business, but the market never evolved as expected. We were very prudent with our level of investment over the past few years, and as a result, this had minimal negative effect on our overall business while many others in the industry saw a catastrophic impact.

     Our revenue increased 15% over the prior year despite difficult worldwide economic conditions. Industry analysts estimate that diagnostics worldwide annual growth is less than 5%, so we are especially pleased with our rate of growth. Income from our core diagnostics business for the year was approximately $110,000. Due to the write off of consumer operations, our net loss for the year was $514,000.

     We have strong expectations for the new fiscal year and beyond. We have many strategic opportunities in place that should open new markets for us. Over the past twelve months we have announced new relationships with Medical & Biological Laboratories Company Ltd. (Japan) for autoimmune disease, researchers from Okayama University (Japan) for phospholipid medicine, Genesis Bioventures, Inc. (Canada, US) for breast cancer, and Affinity Biologicals, Inc. (Canada) for vascular disease.

     I encourage you to attend our annual meeting so that we can present to you our vision for the future of Corgenix. We look forward to seeing you in December.
Sincerely,


S/ Douglass T. Simpson
------------------------
Douglass T. Simpson
President

                        CORGENIX MEDICAL CORPORATION
                            12061 Tejon Street
                          Westminster, CO 80234
                              (303) 457-4345
                      -----------------------------

                            PROXY STATEMENT

                    ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is being furnished to you as a holder of outstanding shares of Corgenix common stock, par value $.001 per share, in connection with the solicitation of proxies by the Board of Directors of Corgenix Medical Corporation, for use at the Annual Meeting of Stockholders to be held at our corporate offices located at 12061 Tejon Street, Westminster, Colorado, USA, 80234, on Wednesday, December 11, 2002 at 9:00 a.m. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

All Proxies which are properly completed, signed and returned to us prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. You may revoke a Proxy given to us at any time before it is voted either by filing with the Secretary of Corgenix at our executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person.

The close of business on November 4, 2002, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments of the Annual Meeting. As of the record date, we had outstanding 5,219,076 shares of common stock, par value $.001 per share, the only outstanding voting security of Corgenix. As of the record date, we had approximately 173 stockholders of record. A stockholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting.

Our principal executive offices are located at 12061 Tejon Street, Westminster, Colorado 80234. This Proxy Statement and the accompanying proxy will be mailed to our stockholders on or about November 12, 2002.

At the Annual Meeting, the stockholders will consider and vote upon proposals to
(i) elect five directors, (ii) approve the Company's Amended and Restated 1999 Incentive Stock Plan, (iii) approve the Company's Amended and Restated Employee Stock Purchase Plan, (iv) ratify the appointment of KPMG LLP as our independent public accountants for the fiscal year ending June 30, 2003 and (v) such other proposals as may properly come before the Annual Meeting or any adjournment thereof.

By order of the Board of Directors

CORGENIX MEDICAL CORPORATION


S/Douglass T. Simpson
----------------------
President
October 23, 2002

YOU MAY RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. CORGENIX HAS NOT AUTHORIZED ANYONE TO PROVIDE INFORMATION DIFFERENT FROM THAT CONTAINED IN THIS PROXY STATEMENT. THE DELIVERY OF THIS PROXY STATEMENT DOES NOT MEAN THAT INFORMATION CONTAINED IN THIS PROXY STATEMENT IS CORRECT AFTER THE DATE OF THIS PROXY STATEMENT. THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK IN ANY CIRCUMSTANCES UNDER WHICH THE OFFER OR SOLICITATION IS UNLAWFUL.

                                TABLE OF CONTENTS

                                                  PAGE
                                                  ----
Questions and Answers............................   1
Proposals You May Vote On........................   5
General Information..............................   7
PROPOSAL NO. 1:  Election of Directors...........   8
Board and Committees.............................  10
Management of the Company........................  14
Executive Compensation...........................  17
Beneficial Ownership of Common Stock.............  19
Common Stock Performance.........................  20
Certain Relationships and Related Transactions...  21
PROPOSAL NO. 2:  Approve Amended and Restated
1999 Incentive Stock Plan........................  22
PROPOSAL NO. 3:  Approve Amended and Restated
Employee Stock Purchase Plan.....................  32
PROPOSAL NO. 4:  Ratification of Independent
Public Accountants...............................  39
Stockholder Proposals............................  40
Attachment A: Corgenix Medical Corporation
Amended and Restated 1999
Incentive Stock Plan.............................  A-1
Attachment B: Corgenix Medical Corporation
Amended and Restated
Employee Stock Purchase Plan.....................  B-1

                              QUESTIONS AND ANSWERS

1.         Q:   What may I vote on?

           A: You may vote on each of the following four proposals:

                (a)  The  election  of  nominees to serve
                     on our Board of  Directors.
                (b) The proposal to approve the Company's Amended and Restated 1999 Incentive Stock Plan.
                (c)  The proposal to approve the  Company's  Amended and
                     Restated   Employee  Stock  Purchase
                     Plan.
                (d) The ratification of the appointment of KPMG LLP to serve as our independent auditors for the fiscal year ending June 30, 2003.

     2.    Q:   How does the Board recommend I vote on the proposals?

           A:   The Board  recommends  a vote FOR each of
                the   nominees;   FOR  the   proposal  to
                approve   the   Company's   Amended   and
                Restated 1999  Incentive  Stock Plan; FOR
                the  proposal  to approve  the  Company's
                Amended  and  Restated   Employee   Stock
                Purchase Plan; and FOR the ratification of the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending June 30, 2003.

3.         Q:   Who is entitled to vote?

           A: Stockholders as of the close of business on November 4, 2002 are entitled to vote at the Annual Meeting.

4.         Q:   How do I vote?

           A:   Sign and date the proxy card you  receive
                and  return it in the  prepaid  envelope.
                If you return your signed  proxy card but
                do not mark  the  boxes  showing  how you
                wish to vote,  your  shares will be voted
                FOR the  three  proposals.  You  have the
                right to  revoke  your  proxy at any time
                before the meeting by:

                (a)  notifying our Corporate Secretary;
                (b)  voting in person; or
                (c)  returning a later-dated proxy card.

5.         Q:   How does discretionary authority apply?

           A: If you sign your proxy card, but do not make any selections, you give authority to Douglass T. Simpson, President, to vote on the proposals and any other matter that may arise at the meeting.

6.         Q:   Is my vote confidential?

           A:   Proxy    cards,    ballots   and   voting
                tabulations   that  identify   individual
                stockholders   are  mailed  or   returned
                directly   to  the   Company's   transfer
                agent, Computershare Investor Services, and handled in a manner that protects your voting privacy. Your vote will not be disclosed except:

                (a)  as needed  to  permit  Computershare
                     Investor  Services to  tabulate  and
                     certify the vote;
                (b)  as required by law; or
                (c)  in limited  circumstances  such as a
                     proxy  contest in  opposition to the
                     Board.

                Additionally, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

7.         Q:   What  does it mean if I get more than one
                proxy card?

           A:   If    your    shares    are    registered
                differently  and  are in  more  than  one
                account,  you will  receive more than one
                proxy  card.  Sign and  return  all proxy
                cards to  ensure  that  your  shares  are
                voted.  We  encourage  you  to  have  all
                accounts  registered in the same name and
                address  (whenever  possible).   You  can
                accomplish   this   by   contacting   our
                transfer  agent,  Computershare  Investor
                Services at (303) 235-5300.

8.         Q:   How many shares can vote?

           A: As of the close of business on October 23, 2002, 5,219,076 shares of common stock were issued and outstanding. Every holder of common stock as of the close of business on November 4, 2002, the record date, is entitled to one vote for each share held.

9.         Q:   What is a "quorum"?

           A:   A   "quorum"   is  a   majority   of  the
                outstanding  shares.  They may be present
                at the meeting or  represented  by proxy.
                There  must be a quorum  for the  meeting
                to be held,  and a proposal  must receive
                more than 50% of the shares  voting to be
                adopted.   If  you   submit  a   properly
                executed proxy card,  even if you abstain
                from voting,  then you will be considered
                part    of    the    quorum.     However,
                abstentions  are not counted in the tally
                of votes  FOR or  AGAINST a  proposal.  A
                WITHHELD   vote   is  the   same   as  an
                abstention.

10.        Q:   Who can attend the Annual Meeting?

           A:   All  stockholders  that  held  shares  of
                Corgenix   on   November   4,   2002  can
                attend.

11.        Q:   How will voting on any other  business be
                conducted?

           A:   Although  we do not know of any  business
                to  be  considered  at  the  2002  Annual
                Meeting    other   than   the   proposals
                described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to Douglass T. Simpson, President, to vote on such matters at his discretion.

12.        Q:   What   percentage   of   stock   do   the
                directors and officers own?

           A:   On October 23, 2002,  approximately 10.9%
                of our  common  stock  was  owned  by the
                directors  and   executive   officers  of
                Corgenix.

13.        Q:   Who    are    the    largest    principal
                stockholders?

           A:   Corgenix  believes  that,  as of  October
                23,  2002,  the  following   stockholders
                owned more than 5% of our issued and outstanding common stock:

                Medical &  Biological  Laboratories  Co.,
                Ltd. owned 880,282 shares or 16.9%.


                Dr.  Luis R.  Lopez,  Chairman  and Chief
                Executive  Officer  of  Corgenix,   owned
                437,353 shares or 8.4%;



                Dallas Marckx owned 288,000 shares or 5.5%.


14.        Q:   Can a stockholder  nominate someone to be
                a director of Corgenix?

           A: As a stockholder, you may recommend any person as a nominee for director of Corgenix by writing to the Board of Directors, c/o Corgenix Corporation, 12061 Tejon Street, Westminster, Colorado 80234.

                We must receive any recommendations by September 1, 2003, for the 2003 annual meeting and said recommendations should include:

                o the name,  residence  and  business  address of the
                  nominating stockholder;

                o a representation that the nominating stockholder is a record holder of Corgenix stock or holds Corgenix stock through a broker and the number and class of shares held;

                o a  representation  that the nominating  stockholder
                  intends  to  appear  in  person  or  by
                  proxy   at   the    meeting    of   the
                  stockholders     to    nominate     the
                  individual(s)  if the  nominations  are
                  to be made at a stockholder meeting;

                o information  regarding  each  nominee that would be
                  required  to  be  included  in a  proxy
                  statement;

                o a description of any  arrangement or  understanding
                  between   and  among   the   nominating
                  stockholder    and   each   and   every
                  nominee; and

                o the written  consent of each  nominee to serve as a
                  director, if elected.



15.        Q:   Who is soliciting proxies?



           A. The enclosed proxy is being solicited by the Board of Directors of Corgenix on behalf of
                Corgenix.  The  cost of the  solicitation
                shall be borne by  Corgenix.  In addition
                to  solicitation  by mail,  the officers,
                directors  and  employees of Corgenix may
                solicit   proxies   in   person   or   by
                telephone, electronic mail or facsimile transmission.




16.        Q:   How  much  did  this  proxy  solicitation
                cost?

           A:   The  total  cost  is   estimated   to  be
                $15,000,    which   includes    estimated
                out-of-pocket     expenses.    We    also
                reimburse   brokerage  houses  and  other
                custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

                            PROPOSALS YOU MAY VOTE ON


Abstentions or votes withheld on any of the following proposals will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast.

1.    ELECTION OF DIRECTORS

      There are five nominees for election this year. Detailed information on each nominee is provided on pages 8 to 10. If any director is unable to stand for re-election, the Board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

      Your Board unanimously recommends a vote FOR each of these nominees for directors.

2.    AUTHORIZATION  TO APPROVE THE AMENDED AND  RESTATED
      1999 INCENTIVE STOCK PLAN

      The Amended and Restated 1999 Incentive Stock Plan is intended to encourage ownership of shares of Corgenix by its employees, directors and consultants by providing an additional incentive to promote the success of the business. 800,000 shares of Corgenix common stock are reserved for issuance under this plan.

      Your Board unanimously recommends a vote FOR the proposal to approve the Company's Amended and Restated 1999 Incentive Stock Plan.

3.    AUTHORIZATION  TO APPROVE THE AMENDED AND  RESTATED
      EMPLOYEE STOCK PURCHASE PLAN.

      The Amended and Restated Employee Stock Purchase Plan is intended to provide eligible employees of Corgenix with an opportunity to acquire a proprietary interest in Corgenix at a discount through their participation in a plan designed to qualify as an employee stock purchase plan under
      Section 423 of the Internal Revenue Code of 1986. 200,000 shares of Corgenix common stock are reserved for issuance under this plan.

      Your Board unanimously recommends a vote FOR the proposal to approve the Company's Amended and Restated Employee Stock Purchase Plan.

4.    RATIFICATION OF INDEPENDENT AUDITORS

      The Audit Committee of the Board of Directors recommended and the Board of Directors has selected, subject to ratification by a majority vote of the stockholders in person or by proxy at the Annual Meeting, the firm of KPMG LLP to continue as our independent public accountant for the current fiscal year ending June 30, 2003.

      Your Board unanimously recommends that stockholders vote FOR ratifying the appointment of KPMG LLP as the Company's independent auditors.

                               GENERAL INFORMATION

Corgenix Medical Corporation, a Nevada corporation, is a diagnostic biotechnology company whose principal focus has been the discovery and development of diagnostic markers for the detection and management of important immunological disorders. Until May 22, 1998, our business was conducted by and under the name of REAADS Medical Products, Inc., a Delaware corporation ("REAADS"). On May 22, 1998, REAADS became a subsidiary of Corgenix, and its name was changed to Corgenix, Inc. when its wholly owned subsidiary merged with and into REAADS (the "Merger"). Corgenix was incorporated under the name Benjun Chemicals Inc. on April 22, 1994 as a wholly owned subsidiary of Superior Equities Limited (the "Predecessor"). The Predecessor was incorporated on April 9, 1985 under the laws of the Province of British Columbia, Canada.

Our principal offices are located at 12061 Tejon Street, Westminster, Colorado 80234, and our telephone number is (303) 457-4345.


                              AVAILABLE INFORMATION

We file reports, proxy materials and other information with the Securities and Exchange Commission (the "Commission"). These reports, proxy materials and other information concerning Corgenix can be inspected and copied at the Public Reference Section maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies can be obtained by mail from the Commission at prescribed rates from the Public Reference Section of the Commission at its principal office in Washington D.C. The Commission also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants (including Corgenix) that file electronically with the Commission.

                                   PROPOSAL 1

                        ELECTION OF THE BOARD OF DIRECTORS

Introduction

Five individuals have been nominated to be elected at the Annual Meeting to serve as directors until the next annual meeting of the stockholders or until their successors have been elected and qualified. Information about each nominee is given below.

Nominees

LUIS R. LOPEZ, M.D.
Age:  54
Director since 1998

Dr. Lopez has served as the Chief Executive Officer and Chairman of the Board of Directors of Corgenix since May 1998 and of Corgenix's operating subsidiary since it was founded in July 1990. From 1987 to 1990, Dr. Lopez was Vice President of Clinical Affairs at BioStar Medical Products, Inc., a Boulder, Colorado diagnostic firm. From 1986 to 1987 he served as Research Associate with the Rheumatology Division of the University of Colorado Health Sciences Center, Denver, Colorado. From 1980 to 1986 he was Professor of Immunology at Cayetano Heredia University School of Medicine in Lima, Peru, during which time he also maintained a medical practice with the Allergy and Clinical Immunology group at Clinica Ricardo Palma in Lima. From 1978 to 1980 Dr. Lopez held a fellowship in Clinical Immunology at the University of Colorado Health Sciences Center. He received his M.D. degree in 1974 from Cayetano Heredia University School of Medicine in Lima, Peru. He is a clinical member of the American College of Rheumatology, and a corresponding member of the American Academy of Allergy, Asthma and Immunology. Dr. Lopez is licensed to practice medicine in Colorado, and is widely published in the areas of immunology and autoimmune disease.

DOUGLASS T. SIMPSON
Age:  54
Director since 1998

Mr.  Simpson has been the  President  of  Corgenix  since
May 1998 and was  elected a  director  in May  1998.  Mr.
Simpson joined  Corgenix's  operating  subsidiary as Vice
President of Business  Development  in 1992, was promoted
to  Vice   President,   General   Manager  in  1995,   to
Executive  Vice  President  in 1996 and then to President
in   February   1998.   Prior   to   joining   Corgenix's
operating subsidiary, he was a Managing Partner at Venture Marketing Group in Austin, Texas, a health care and biotechnology marketing firm, and in that capacity, served as a consultant to REAADS from 1990 until 1992.
From 1984 to 1990 Mr.  Simpson was  employed by Kallestad
Diagnostics,  Inc.  (now  part  of  BioRad  Laboratories,
Inc.), one of the largest diagnostic companies in the world, where he served as Vice President of Marketing, in charge of all marketing and business development.
Mr. Simpson holds B.S. and M.S. degrees in Biology and Chemistry from Lamar University in Beaumont, Texas.

JACK W. PAYNE
Age:  72
Director since March 2001

     Mr. Payne was appointed as a director of Corgenix in March 2001. Mr. Payne is currently the Chief Executive Officer and a member of the Board of Directors of Pro Bed Medical Technology, Inc., a privately held British Columbia manufacturer of specialty medical beds. Mr.Payne from 1992 until September 2001 was a co-founder, Executive Vice President and a member of the Board of Directors of Sequin Medical Corporation, a privately held, Denver-based medical device manufacturer with manufacturing facilities in Nebraska. From 1989 through 1992 Mr. Payne was founder, President and Chairman of the Board of Designer Labels, Inc., a privately held supplier of personalized paper products. During the 1990's, Mr. Payne served on three publicly held corporate boards: Luther Medical, Inc., a manufacturer of medical devices (1989-1997); First Fidelity Acceptance Corporation (1992-1997), and Marquest Medical, Inc., a manufacturer of medical devices (1993-1998). Mr. Payne began his career with Parke Davis, and proceeded to work for Johnson & Johnson and Baxter International, the latter for 20 years, serving as its Vice President-Canadian operations. Mr. Payne was also a group Vice President with the R.P. Scherer Company, a pharmaceutical, device and consumer products company, where he had worldwide responsibilities for twelve operating companies with sales in excess of $125 million. Subsequent to his service with the R.P. Scherer Company, Mr. Payne became the chief U.S. executive for Terumo Corporation, a Japanese Medical device, lab diagnostic, and pharmaceutical manufacturer. He received a B.S. in Microbiology and Chemistry from De Pauw University and completed the executive management program at the Colgate Darden School at the University of Virginia.

WENDELL J. GARDNER
Age: 69
Director since 2001

Mr. Gardner is currently and since 1996 has been a founding member and on the Board of Directors of Foothills Bank in Wheat Ridge, Colorado. From 1968 to 1998 Mr. Gardner served in various capacities for COBE Laboratories, Inc. (Gambro AB) in Lakewood, Colorado, serving as their Chief Financial Officer, Vice President for European Operations, President of COBE Cardiovascular and most recently from 1994 to 1998 as their Corporate Senior Vice President (transition to retirement). Mr. Gardener has served on numerous boards of directors, including Thoratec Laboratories, Inc. (1992-1997), Colorado National Bank Arvada (1983-1993) and Colorado National Bank Lakewood (1990-1993). Mr. Gardner was the Chairman of the Jefferson Economic Council Board of Directors from 1987-1995 and the founding member, president and a member of the Board of Directors of the Colorado Medical Device Association from 1994-1998 and the Commissioner of the Colorado Advanced Technology Institute (CATI) from 1994-1998. Mr. Gardner is a Certified Public Accountant in the State of Colorado. He received his BS degree in Accounting and Finance from Kansas State University in 1961 and completed the Stanford Graduate School of Business Executive Program in General Management in 1975.

JUN SASAKI
Age: 49
New Nominee

     Mr. Sasaki has been the Division Officer and General Manager of the International Diagnostic Reagents Division of Medical & Biological Laboratories Co., Ltd. (MBL) since June 1999. From 1993 to 1999, Mr. Sasaki was the General Manager of MBL's Sales and Marketing Department. From 1992 to 1993, he was located in Boston, Massachusetts and was engaged in the establishment of MBL International Corporation, a sales subsidiary of MBL. He joined MBL in 1976 and has been instrumental in the development of a series of autoimmune products. Mr. Sasaki received a B.E. degree from Yamanashi University in Yamanashi prefecture, Japan.

            Votes Required to Elect Directors

Directors are elected by a plurality of the votes of the shares entitled to vote in the election and present, in person or by proxy, at the Annual Meeting. It is anticipated that proxies will be voted for the nominees and the Board has no reason to believe that any of the nominees will be unwilling or unable to serve as directors, if elected. In the event that any nominee is unable to serve, the proxy holder named in the proxies will vote for the election of such substitute or additional nominees as the Board may propose.

                     THE BOARD OF DIRECTORS RECOMMENDS A
                            VOTE "FOR" PROPOSAL ONE.

                              BOARD AND COMMITTEES

Structure and Operation of the Board of Directors: You should know the following information about the structure of the Board of Directors (the "Board") and its operations:

          o Each director serves for a term of one year or until the director's successor is duly elected, appointed or seated.

          o     The  Board   currently   consists  of  two  outside
                directors  (the  "Outside   Directors"),   the
                Chief  Executive  Officer  and  the  President
                (the Chief Operating Officer). At the 2002 Annual Meeting, stockholders are considering the  election of five  directors,  after which
                the  Board  will  consist  of  three   Outside
                Directors.

          o None of the directors has a consulting arrangement with Corgenix.

          o The Board usually meets in scheduled meetings and conference telephone calls. In Corgenix's 2002 fiscal year, the Board met and/or took action by unanimous consent on 12 occasions. No board member attended fewer than 75% of the meetings of the Board or a committee in the last fiscal year.

Structure and Operation of the Committees: The full Board considers all major decisions of Corgenix. However, the Board has established the following two standing committees, both of which are chaired by Outside Directors. You should know the following information about the operations of the two committees of the
Board:

          o The Audit Committee currently consists of the Outside Directors, Mr. Jack W. Payne and Mr.
                Wendell J. Gardner, along with Messrs. Lopez and Simpson, and its functions include:

          o making recommendations to the Board regarding the selection of independent auditors,

          o reviewing the results and scope of the audit and other services provided by Corgenix's independent auditors, and

          o     reviewing  and  evaluating   Corgenix's  audit  and
                control functions.

           One Audit Committee meeting was held during the last fiscal year.

          o     The Compensation  Committee  currently  consists of
                 the  Outside  Directors,   Messrs.  Payne  and
                Gardner,   along   with   Messrs.   Lopez  and
                Simpson, and its functions include:

          o     reviewing  and   recommending  for  Board  approval
                compensation for executive officers, and

          o making policy decisions concerning salaries and incentive compensation for employees and consultants of Corgenix.

           No Compensation Committee meetings were held during the last fiscal year.

Audit Committee Report

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Because the Company's common stock is traded on the Over the Counter Bulletin Board, the Company is not subject to the listing requirements of any securities exchange or Nasdaq regarding the membership of the Company's Audit Committee. However, two of the members of the audit committee are independent as defined in Rule 4200(a)(15) of listing standards for the Nasdaq Stock Market. The Audit Committee does not have a written charter.

In discharging its responsibility for oversight of the audit process, the Audit Committee obtained from the Company's independent auditors, KPMG LLP, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors' independence consistent with the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that might impact the auditors' objectivity and independence and satisfied itself as to the auditors' independence.

The Audit Committee of the Board of Directors of the Company reported the following:

(1) The Audit Committee has reviewed the audited financial statements as of and for the fiscal year ended June 30, 2002, with management and the independent auditors. Management has the responsibility for preparation of the Company's financial statements and the independent auditors have the responsibility for auditing those statements.

(2) The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented.

(3)   The  Audit   Committee  has  received  the  written
      disclosures  and the  letter  from the  independent
      accountants  required  by  Independence   Standards
      Board Standard No. 1 (Independence  Standards Board
      Standard  No.  1,  Independence   Discussions  with
      Audit   Committees),   as   may  be   modified   or
      supplemented,    and   has   discussed   with   the
      independent      accountant     the     independent
      accountant's independence; and

(4)   Based on the review and discussion referred to in paragraphs (1) through
      (3) above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002.

Audit Committee of Corgenix Medical Corporation
Jack W. Payne
Wendell J. Gardner
Luis R. Lopez, M.D.
Douglass T. Simpson

Board   Compensation   Committee   Report  on   Executive
Compensation (adopted via unanimous written consent)

The Company's executive compensation program is administered by the Compensation Committee of the Board. Two of its members, Mr. Wendell Gardner and Mr. Jack Payne, are non-employee directors. The Committee recommends the compensation of all executive officers of the Company to the Board, including the compensation of the executive officers named in the Summary Compensation Table. In reviewing the compensation of individual executive officers, the Committee takes under consideration the recommendations of management, published compensation surveys and current market conditions.

Compensation Programs. The Company's compensation programs are aimed at enabling it to attract and retain the best possible executive talent and rewarding those executives commensurate with their ability and performance. The Company's compensation programs consist primarily of base salary, bonus plan, automobile allowance and stock option plan.

Base Salary. Base salaries for executive officers are determined in the same manner as that of other salaried employees. Salary guidelines are established by comparing the responsibilities of the individual's position in relation to similar positions in other medical related companies. Individual salaries were determined this year by considering respective levels of responsibility, position and regional comparables, etc.

Bonus Plan. Bonuses for executive officers are determined based on achievement of pre-established goals related to corporate sales and earnings in addition to specific goals related to the executive's respective areas of responsibility.

Incentive Stock Option Plan. The Amended and Restated 1999 Incentive Stock Plan is intended to encourage ownership of shares of the Company by employees, directors and consultants of the Company, thereby providing additional incentives for such employees, directors and consultants to promote the success of the business. Options granted to executive officers hereunder may be either incentive stock options or nonstatutory stock options, and shares may be sold or granted at the discretion of the Board and as reflected in the terms of a written stock option agreement.

Director Compensation:  The Outside Directors, Mr. Jack W. Payne and Mr. Wendell
J. Gardner, currently receive an annual stock grant in addition to a cash payment of $500 per meeting for service on the Board. Mr. Payne and Mr. Gardner also may be reimbursed for certain expenses in connection with attendance at Board and committee meetings. For fiscal year 2002, the Outside Directors, Mr. Gardner and Mr. Payne, each received options to purchase 4,000 shares. Mr. Gardner and Mr. Payne also received $500 each for each meeting they attended in person. No compensation was paid to non-outside directors. Technical and Scientific Advisors: Corgenix periodically draws on the expertise of several advisors and consultants in fields related to its technology and markets. Corgenix has a Scientific Advisory Council currently consisting of Dr. Luis Lopez and Dr. Barry Lindenbaum. These members are available to Corgenix as needed on an individual basis to provide advice with respect to clinical medicine and other matters requiring scientific and clinical expertise. Non-employee members of the Scientific Advisory Council are compensated for participation on this board.

Compensation Committee of Corgenix Medical Corporation
Jack W. Payne
Wendell J. Gardner
Luis R. Lopez, M.D.
Douglass T. Simpson


                                   MANAGEMENT

Directors and Executive Officers

The following table sets forth certain information with respect to the directors and executive officers of Corgenix as of June 30, 2002:

------------------------------------------------------------------

Name               Age    Position               Director/Officer

                                                    Since
------------------------------------------------------------------
------------------------------------------------------------------

Luis R. Lopez,      54 Chief Executive               1998
M.D.                   Officer and
                       Chairman
------------------------------------------------------------------
------------------------------------------------------------------

Douglass T.         54 President and Chief           1998
Simpson                Operating Officer
------------------------------------------------------------------
------------------------------------------------------------------

W. George           71 Vice President,               1996
Fleming, Ph.D.         International
                       Operations
------------------------------------------------------------------
------------------------------------------------------------------

Ann L               49 Vice President,               1996
Steinbarger            Sales and Marketing
------------------------------------------------------------------
------------------------------------------------------------------

Taryn G.            43 Vice President,               1998
Reynolds               Technology
------------------------------------------------------------------
------------------------------------------------------------------

Catherine A.        37 Vice President,               1999
Fink, Ph.D.            General Manager

------------------------------------------------------------------
------------------------------------------------------------------
William H.          56 Vice President and            2000
Critchfield            Chief Financial
                       Officer

------------------------------------------------------------------
------------------------------------------------------------------
Wendell J.          69 Director                      2001
Gardner
------------------------------------------------------------------
------------------------------------------------------------------
Jack W. Payne       72 Director                      2001

Barry L.            64 Member, Scientific           2002
Lindenbaum, M.D.       Advisory Council
------------------------------------------------------------------
------------------------------------------------------------------

------------------------------------------------------------------


     Luis R. Lopez, M.D. Dr. Lopez' biographical information is on page 8 of this Proxy Statement.

Douglass  T.  Simpson.   Mr.  Simpson's   biographical information is on page 8
of this Proxy Statement.

     W. George Fleming, Ph.D., hasbeen the Vice President, International Operations, of Corgenix since May 1998. Dr. Fleming joined Corgenix's operating subsidiary as Director of European Operations in 1992, after serving as a consultant in international distribution to Corgenix from 1990 to 1992. He was promoted to Managing Director, European Operations, and in 1996 to Vice President, International. Prior to joining Corgenix's operating subsidiary, Dr. Fleming was a director of Unilever's Medical Products Group in the UK, a(pound)41 million health care company. He joined Oxoid, a subsidiary of Brooke Bond in 1968, serving in a number of management positions leading to his appointment as Director of Marketing in 1976, managing their growth up to(pound)31 million in 1985, when it was acquired by Unilever. Dr. Fleming received a B.Sc. degree from Queens University, Belfast, Northern Ireland, and a Ph.D. in Business Administration from Fairfax University, Baton Rouge, Louisiana.


     Ann L. Steinbarger has been the Vice President, Sales and Marketing, of Corgenix since May 1998. Ms. Steinbarger joined Corgenix's operating subsidiary in January 1996 as Vice President, Sales and Marketing with responsibility for its worldwide marketing and distribution strategies. Prior to joining Corgenix, Ms. Steinbarger was with Boehringer Mannheim Corporation, Indianapolis, Indiana, a $200 million IVD company. At Boehringer from 1976 to 1996, she served in a series of increasingly important sales management positions. Ms. Steinbarger holds a B.S. degree in Microbiology from Purdue University in West Lafayette, Indiana.

     Taryn G. Reynolds has been a Vice President of Corgenix since May 1998. Mr. Reynolds joined Corgenix's operating subsidiary in 1992, serving first as Director of Administration, then as Managing Director, U.S. Operations. He has served as Vice President, Operations and in 1999, became Vice President, Technology. Prior to joining Corgenix, Mr. Reynolds held executive positions at Brinker International, MJAR Corporation and M&S Incorporated, all Colorado-based property, operational and financial management firms.

     Catherine A. Fink, Ph.D., was elected Vice President, General Manager of the Company on October 7, 1999. She had been Corgenix's Executive Scientific Director since May 1998. Dr. Fink joined Corgenix's operating subsidiary in 1996 as Director of Research and Development with responsibility for product development, and in 1997 was promoted to Executive Scientific Director with additional responsibilities for Quality Control. She chairs Corgenix's technical committee. Prior to joining Corgenix, Dr. Fink was with DDx, Inc., a Denver, Colorado based privately-held biotechnology firm from 1994 until 1996, and from 1993 to 1994 was Product Development Manager at Trinity Biotech plc., an Irish biotechnology company which develops and manufactures rapid saliva and blood based diagnostic tests. From 1990 to 1993, she was with Biosyn Ltd. (Belfast), a manufacturer of diagnostic tests for medical and veterinary applications. Dr. Fink received a B.Sc. (with Honors) from University College Dublin, and a Ph.D. in immunology from the National University at Ireland.

     William H. Critchfield, has been Vice President and Chief Financial Officer of the Company since December 2000. Prior to joining Corgenix, Mr. Critchfield was Executive Vice President and Chief Financial Officer of U.S. Medical, Inc., a Denver, Colorado based privately held distributor of new and used capital medical equipment. From May of 1994 through July of 1999, he served as President and Chief Financial Officer of W.L.C. Enterprises, Inc., a retail business holding company. From November 1991 to May 1994, Mr. Critchfield served as Executive Vice President and Chief Financial Officer of Air Methods Corporation, a publicly traded company which is the leading U.S. company in the air medical transportation industry and was the successor company to Cell Technology, Inc., a publicly traded biotechnology company, where he served in a similar capacity from 1987-1991. From 1986 through September 1987 he served as Vice President of Finance and Administration for Biostar Medical Products, Inc., a developer and manufacturer of diagnostic immunoassays. In the past, Mr. Critchfield also served as Vice President of Finance for Nuclear Pharmacy, Inc. (now Syncor, Inc.), a publicly traded company and the world's largest chain of centralized radiopharmacies. Mr. Critchfield is a certified public accountant in Colorado. He graduated magna cum laude from California State University-Northridge with a Bachelor of Science degree in Business Administration and Accounting.

        Jack W. Payne, Mr. Payne's biographical information is on page 9 of this Proxy Statement.

        Wendell J. Gardner, Mr. Gardner's biographical information is on page 9 of this Proxy Statement.

     Barry L. Lindenbaum, M.D., has been an advisor to Corgenix's operating subsidiary with respect to the research and development activities since January 2002. He is currently a consultant to the Veterans Hospital, Denver, Colorado. Dr. Lindenbaum previously was a member of the board of directors of the Physicians Component of Comprecare HMO and participated on many of its committees. At the present time, he is a managing partner of two physicians buildings and managed the financing of one of those buildings. Dr. Lindenbaum is the author of ten medical publications. His education includes a B.S. in Chemical Engineering, a B.A. in Applied Science, a M.S. in Physiology, and an M.D. from the University of Chicago. While at the University of Chicago, he was involved in a research investigation evaluating immunologic responses. Dr. Lindenbaum's orthopedic surgery residency was at the Combined Harvard Orthopedic Program. While there he also participated in a joint research project with M.I.T. Dr. Lindenbaum has served on the Board of Directors of Image Scans, a privately held company.


                             EXECUTIVE COMPENSATION

Compensation

The following table shows how much compensation was paid by Corgenix for the last three fiscal years to Corgenix's Chief Executive Officer and each other executive officer whose total annual salary and bonus exceeded $100,000 for services rendered to the subsidiary during such fiscal years (collectively, the "Named Executive Officers").

                   Summary Compensation Table

                                Annual Cash          Long-Term
                               Compensation         Compensation
                               -----------------------

  Name and Principal   Fiscal  Salary      Options(# of
       Position         Year   and Bonus*   Shares)
 -----------------------------------------------------
 Dr. Luis R. Lopez ..   2002   $160,000       -
 Chairman and Chief     2001   $160,000       -
 Executive Officer      2000   $160,000     2,280

 Douglass T.            2002   $140,000       -
 Simpson ............   2001   $140,000    20,328
 President, Chief       2000   $140,000     1,880
 Operating Officer

 Ann L. Steinbarger .   2002   $125,000       -
 Vice President,        2001   $107,292    15,881
 Sales and Marketing    2000   $100,000     2,080

 William H.             2002   $125,000       -
 Critchfield ........   2001      -        21,881
 Vice President and     2000      -           -
 Chief Financial
 Officer



* No bonuses were paid to any officer in any of the three years reported.

Long-Term Incentive Compensation

No stock options were granted to any of the Named Executive Officers during the fiscal year ended June 30, 2002.

During the fiscal year ended June 30, 2002, there were also no issuances of stock under the Stock Compensation Plan.

     Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information concerning option exercises by the Named Executive Officers during the fiscal year ended June 30, 2002 and outstanding options held by the Named Executive Officers as of June 30, 2002:

              Number                  Number of Shares          Value of
               of                        Underlying           In-the-Money
             Shares                     Unexercised            Options at
            Acquired      Value       Options at FY-End         FY-End ($)
Name       Exercise on  Realized ($) Exer/Unexercisable   Exer/Unexercisable(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dr. Luis R.    0          0              2,280 / 0               0 / 0
Lopez.......
Douglass T.    0          0           8,656 / 13,552             0 / 0
Simpson.....
Ann L.         0          0           7,374 / 10,587             0 / 0
Steinbarger.
William H.     0          0           10,235 / 11,646            0 / 0
Critchfield.
----------------
(1) Based on the price of the Company's common stock at June 30, 2002 of $0.60 per share.

Employment and Consulting Agreements

Corgenix has entered into employment agreements with the following officers as of the respective dates and for the minimum annual salaries as noted opposite each of their names:

o     Luis R. Lopez, M.D. - $160,000, dated April 1, 2001
o     Douglass  T.  Simpson -  $140,000,  dated  April 1, 2001
o     William H.  Critchfield--$125,000,  dated  March 1, 2001
o     Ann L. Steinbarger -  $125,000, dated April 1, 2001
o     Taryn  G. Reynolds - $100,000, dated April 1, 2001
o     Catherine A. Fink,  Ph.D.  - $100,000,  dated April 1, 2001

Each of the above employment agreements is for continuous renewable terms of three years, provides for severance payments equal to twelve month's salary and benefits if the employment of the officer is terminated without cause (as defined in the respective agreements), and an automobile expense reimbursement of $500 per month.

     Corgenix has also executed a consulting contract with Wm. George Fleming, Ph.D., Corgenix's Vice President, International Operations, for an annual fee of $125,000.

     Compensation Committee Interlocks and Insider Participation

The Compensation Committee of Corgenix is currently composed of the Outside Directors Messrs. Gardner and Payne along with Messrs. Lopez and Simpson. No interlocking relationship exists between any member of the Board or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

COMPLIANCE   WITH  SECTION  16  (a)  OF  THE   SECURITIES
EXCHANGE ACT OF 1934

Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, as well as persons beneficially owning more than 10% of the Company's outstanding Common Stock, to file reports of ownership and changes in ownership with the Commission within specified time periods. Such officers, directors and stockholders are also required to furnish the Company with copies of all Section 16 (a) forms they file.

Based solely on its review of such forms received by it, or written representations from certain reporting persons, the Company believes that all
Section 16 (a) filing requirements applicable to its officers, directors and 10% stockholders were complied with during the fiscal year ended June 30, 2002.

                              BENEFICIAL OWNERSHIP
                            OF CORGENIX MEDICAL STOCK

The following table sets forth as of June 30, 2002, certain information regarding the ownership of Corgenix's common stock by (i) each person known by Corgenix to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each of Corgenix's directors, (iii) each Named Executive Officer and (iv) all of Corgenix's executive officers and directors as a group. Unless otherwise indicated, the address of each person shown is c/o Corgenix, 12061 Tejon Street, Westminster, CO 80234. Beneficial ownership, for purposes of this table, includes options to purchase common stock that are either currently exercisable or will be exercisable within 60 days of June 30, 2002. Other than Dr. Lopez, no other director or executive officer beneficially owned more than 5% of the common stock. Directors and executive officers as a group beneficially owned 15.1% of the common stock.
----------------------------------------------------------

                                    Shares Beneficially Owned
--------------------------------   --------------------------
--------------------------------   --------------------------

Name of Beneficial Owner               Number        Percent
--------------------------------     ----------    ---------
Dr. Luis R. Lopez(1).........          439,633        10.1%

Dallas Marckx................          288,000         6.7%

Raul Diez Canseco............          224,645         5.2%

Jana Hartinger Mazzini.......          219,158         5.1%

Jack W. Payne(1) ............           20,000            *

Douglass T. Simpson (1)......           73,672         1.7%

Ann L. Steinbarger(1)........           30,689            *

William H. Critchfield.......           12,235            *

All current directors and
current executive officers as
a group (9 persons)                    576,229        13.3%


* Less than 1%

(1) Current director or officer.

                            COMMON STOCK PERFORMANCE

The common stock of Corgenix is reported on the Nasdaq Over-the-Counter Bulletin Board (R) under the symbol "CONX." The common stock began active trading in June 1998.

The following table sets forth the high and low quarterly closing prices for our common stock for the periods indicated as reported by OTCBB. No dividends have been declared or paid on Corgenix's common stock during such periods. Corgenix does not intend to declare or pay cash dividends on its common stock in the foreseeable future, but rather to retain any earnings to finance the growth of its business. Any future determination to pay dividends will be at the discretion of the Board and will depend on results of operations, financial condition, contractual and legal restrictions and other factors the Board deems relevant. The stock price performance shown below is not necessarily indicative of future price performance:
                                        Stock Price Ranges
      Stock Price Dates                  High        Low
      -----------------                 ------------------


    Quarter Ended:
    -------------
      September 30, 2002                 $.80       $.31

    Fiscal Year 2002
    ----------------
    Quarter Ended:
          June 30, 2002                 $1.02       $.45
          March 31, 2002                $1.55       $.76
          December 31, 2001             $1.25       $.95
          September 30, 2001            $1.50       $1.05

    Fiscal Year 2001:
    -----------------
    Quarter Ended:
         June 30, 2001                  $1.75        $.65
         March 31, 2001                 $1.00        $.45
         December  31, 2000             $1.25        $.45
         September 30, 2000             $1.56        $.90

                            CERTAIN RELATIONSHIPS AND
                              RELATED TRANSACTIONS

On October 1, 2001, the Company entered into two notes payable with one of its officers. The first note was for $67,460 and was payable by the Company in monthly principal payments of $5,868 plus interest at 8% per annum over a twelve month period, and was paid in full as of September 2002. The second note was for 91,797 pounds sterling (approximately $132,000) and is payable by the Company in monthly principal payments of 4,004 pounds sterling (approximately $5,766) plus interest at 8% per annum over twenty-five months. There have not been any other transactions, or series of similar transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any director or executive officer of the Company, nominee for election as a director, any five percent security holder or any member of the immediate family of any the foregoing persons had, or will have, a direct or indirect material interest.

                                   PROPOSAL 2

                   APPROVAL OF THE AMENDED AND RESTATED 1999
                              INCENTIVE STOCK PLAN

Introduction

On October 3, 2002, the Board approved an amendment to Section 3(a) of the 1999 Incentive Stock Plan (the "1999 Plan"), subject to stockholder approval. The Company is proposing to amend the 1999 Plan to increase the aggregate number of shares that may be issued under the 1999 Plan to 800,000.

History of the 1999 Plan

On October 27,1999, the Board approved the 1999 Plan and recommended to the stockholders that they approve the 1999 Plan which provided that 1,000,000 shares of common stock be reserved for issuance there under. The 1999 Plan was presented to and approved by the stockholders at the Company's annual meeting on January 26, 2000. A copy of the 1999 Plan was attached as an exhibit to the proxy statement sent to the stockholders dated as of December 15, 1999, but the body of the proxy statement erroneously stated that an aggregate of 500,000 shares of common stock were reserved for issuance under the 1999 Plan.

The stockholders approved a one-for-five reverse stock split on January 15, 2002. As of the date of this Proxy Statement, the Company had purportedly granted options to purchase 210,480 (post-split) shares of common stock pursuant to the 1999 Plan, 110,480 shares more than the December 15, 1999 proxy statement stated were reserved for issuance under the 1999 Plan, none of which have been exercised as of the date hereof.

The Company has acknowledged that the last 110,480 options granted by the Company under the 1999 Plan were invalidly granted because they were issued above and beyond the number of shares reserved by the stockholders for issuance under the 1999 Plan. The Company and the holders of such options have agreed that such options shall be deemed void ab initio.

The Company is now proposing to amend the 1999 Plan and reissue such options as shall be determined by the Board.

Purpose

The Amended and Restated 1999 Incentive Stock Plan (the "Amended 1999 Plan") is intended to encourage ownership of shares of Corgenix by its employees, directors and consultants by providing an additional incentive to promote the success of the business. Options granted are either incentive stock options or nonstatutory stock options, and shares may be sold or granted to employees or consultants at the discretion of the Board and as reflected in the terms of a written stock option agreement, stock purchase agreement or stock grant agreement. The Board believes that the proposed amendment is necessary to enable the Company to meet its anticipated needs.

If approved, Section 3(a) of the Amended 1999 Plan would state as follows:

      (a) There will be reserved for use from time to time under the Plan, an aggregate of 800,000 shares of Stock of $.001 par value of the Corporation, subject to adjustment as provided in Section 9 below. As the Board of Directors of the Corporation shall from time to time determine, the Shares may be in whole or in part, authorized but unissued Shares or issued Shares which shall have been reacquired by the Corporation. If an Option should expire or become unexercisable for any reason without having been exercised in full the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan unless the Plan shall have been terminated.

              SUMMARY OF THE AMENDED 1999 PLAN

The full text of the Amended 1999 Plan is set forth as Attachment A to this proxy statement. The following summary of the Amended 1999 Plan is qualified by reference to that text.

Shares Subject to the Amended and Restated Stock Plan

800,000 shares of common stock have been reserved for issuance under the Amended 1999 Plan, subject to adjustment. The Board will make the determination on whether the shares under the Amended 1999 Plan may be authorized but unissued shares or issued shares that will be reacquired by Corgenix. If an option expires or becomes unexercisable for any reason without having been exercised in full, the unpurchased shares shall become available for future grant or sale under the Amended 1999 Plan unless the Amended 1999 Plan has been terminated.

Administration

The Amended 1999 Plan will be administered by the Board or a committee appointed by the Board (the Committee") consisting of a majority of non-employee directors (as defined in Rule 16b-3 under the Securities Act of 1934).

The Board of the Committee will have full authority to:

o     Administer the Amended 1999 Plan;

o     Interpret   and  construe  any   provision  of  the
      Amended 1999 Plan; and

o Adopt such rules and regulations for administering the Amended 1999 Plan as it may deem necessary to:

o     Comply with the  requirements  of the Amended  1999 Plan;

o Retain the classification of an incentive stock option under the Internal Revenue Code of 1986, as amended (the "Code"); and

o Conform to any regulation or to any change in any law or regulation applicable thereto.

The Board may reserve to itself any of the authority granted to the Committee as set forth in the Amended 1999 Plan, and may perform and discharge all of the functions and responsibilities of the Committee at any time when a duly appointed Committee is not serving.

No director may act upon a grant of an option under the Amended 1999 Plan to such director, but he may be counted in determining the existence of a quorum.

Powers of the Board

Subject to the provisions of the Amended 1999 Plan, the Board will have the discretionary authority:

(i)        to grant  incentive  stock  options to employees or
           nonstatutory    stock   options   to   employees,
           directors, or consultants;

(ii) to sell or grant stock to employees, directors or consultants;

(iii)      to determine,   upon   review  of  the   relevant
           information, the fair market value of the stock;

(iv) to determine the exercise price per share of options to be granted, which exercise price shall be determined in accordance with the Amended 1999 Plan;

(v) to determine the employees, directors and consultants to whom, and the time or times at which, options shall be granted and the number of shares to be represented by each option;

(vi)       to interpret the Amended 1999 Plan;

(vii)      to   prescribe,   amend,   and  rescind  rules  and regulations
           relating to the Amended 1999 Plan;

(viii) to determine the terms and provisions of each stock option agreement and each stock restriction agreement granted (which need not be the same for each option granted, or sale or grant of Stock) and, with the consent of the holder thereof, modify, terminate or amend such agreement;

(ix) to accelerate or defer (with the consent of the optionee) the exercise date of any option;

(x) to authorize any person to execute on behalf of Corgenix any instrument required to effectuate the grant of an option or the sale or grant of any stock; and

(xi) to make all other determinations deemed necessary or advisable for the administration of the Amended 1999 Plan.

Eligibility

Options may be granted and stock may be sold or granted to employees, directors and consultants, provided that only employees of Corgenix may be granted incentive stock options. Any eligible employee, director or consultant who has been granted either an option or stock or has purchased any stock under the Amended 1999 Plan may be granted additional options or additional shares of stock.

Incentive Stock Option Limitation

In no event will an incentive stock option be granted to any person who, at the time of such grant, owns (as defined in Section 422 of the Code) shares representing more than 10% of the total combined voting power of all classes of shares of Corgenix or of its parent or subsidiary corporation ("10% beneficial owners"), unless:

o the option price is at least 110% of the fair market value of the stock subject to the option, and

o such option is by its terms not exercisable after the expiration of five years from the date such option is granted.

During any single calendar year, the aggregate fair market value (determined as of the time of grant) of the shares with respect to which incentive stock options are exercisable for the first time by any individual employee, director or consultant under any of Corgenix's incentive stock option plans (or its parent and subsidiary corporations, if any) may not exceed $100,000.

Price

The per share exercise price for any option and the price for any stock to be sold will be determined by the Board. However, the exercise price of the shares covered by each incentive stock option will be at least 100% of the fair market value of the shares at the time of grant, unless such grant is made to a 10% beneficial owner.

The exercise price of a nonstatutory stock option may not be less than 85% of the fair market value on the date of grant.

Payment

The purchase price for any sale of stock is to be paid at the time of purchase and the exercise price paid in full in cash or such other lawful consideration approved by the Board.

Options

Subject to the provisions of the Amended 1999 Plan, the Board will determine for each option (which options do not need to be identical):

o the number of shares for which the option will be granted;

o     the option price of the option; and

o     all other terms and conditions of the option.

Each option granted under Amended 1999 Plan will:

o have a term up to seven (7) years from the date of grant or up to five (5) years from the date of grant if an incentive stock option is granted to a 10% beneficial owner, unless shorter terms are provided in the stock option agreements;

o     be   exercisable  at  such  times  and  under  such conditions as determined by the Board;

o     be  subject  to  the   performance   criteria  with respect  to  Corgenix
      or the  optionee,  or both,  as permissible under the Amended 1999 Plan;

o     not be exercised for a fraction of a share; and

o     be deemed to be exercised when:

o written notice of such exercise has been given to Corgenix in accordance with the terms of the option by the person entitled to exercise the option, and

o     full  payment for the shares with  respect to which
           the option is exercised has been received by Corgenix.

The Board has sole discretion to permit an optionee to surrender to Corgenix shares of stock previously acquired by the optionee at least six (6) months prior to such surrender as part or full payment for the exercise of an option.

Exercise of an option in any manner will result in a decrease in the number of shares which may be available after such exercise by the number of shares as to which the option is exercised, both for purposes of the Amended 1999 Plan and for sale under the option.

Termination of Employment

In the event that the employment of an employee, director or consultant or the engagement of a director or consultant to whom an option was granted terminates without cause, other than by reason of death or disability, such option may be exercised (to the extent that such person will have been entitled to do so at the termination of his employment or engagement) at any time within three (3) months after such termination. To the extent that the option holder was not entitled to exercise his option at the time of his or her termination, or insofar as he or she does not exercise such option to the extent he or she was entitled to within the time specified, the option will terminate at the time of such termination.

Disability of an Optionee

In the event an optionee is unable to continue his or her employment with or to perform services for the benefit of Corgenix as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within one (1) year after termination due to such disability, exercise his option to the extent he or she was entitled to exercise it at the date of such disability. To the extent that he or she was not entitled to exercise the option at the date of disability, or insofar as he or she does not exercise such option to the extent he or she was entitled within the time specified, the option will terminate.

Death of an Optionee

Unless otherwise set forth in the option, agreement, in the event of the death of an optionee, the option may be exercised by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death, at any time within one (1) year following the date of death if:

(i) the optionee dies during the term of the option and is at the time of his death an employee, director or consultant of Corgenix who will have been in continuous status as an employee, director or consultant since the date of grant of the option; or

(ii) the option dies within three (3) months after the termination of continuous status as an employee, director or consultant of Corgenix.

Non-Transferability

The options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

Adjustments Upon Changes in Capitalization

Subject to any required action by the stockholders of Corgenix:

o the number of shares of stock covered by each outstanding option,

o the number of shares of stock that have been authorized for issuance under the Amended 1999 Plan (but as to which no stock has been sold or granted, or no options have yet been granted or which have been returned to the Amended 1999 Plan upon cancellation or expiration of an option upon termination of employment), and

o the price per share of stock covered by each such outstanding option shall be proportionately adjusted as determined by the Board for:

o any increase or decrease in the number of issued shares of stock resulting from a stock split,

o the payment of a stock dividend with respect to the stock, or

o any other increase or decrease in the number of issued shares of stock effected without receipt of consideration by Corgenix;

provided, however, that conversion of any convertible securities of Corgenix will not be deemed to have been "effected without receipt of consideration." Except as expressly provided in the Stock Plan, no issuance by Corgenix of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no such adjustment will be made with respect to, the number or price of shares of stock subject to an option.

Liquidation or Merger

In the event of a proposed dissolution or liquidation of Corgenix, the option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board has sole discretion in such instances to declare that any option shall terminate as of a date fixed by the Board and to give each optionee the right to exercise his option as to all or any part of the shares covered by an option, including shares as to which the option would not otherwise be exercisable.

In the event of a proposed sale of all or substantially all of the assets of Corgenix, or the merger or consolidation of Corgenix with or into another corporation in a transaction in which Corgenix does not survive or any other transaction in which there is a change of more than 50% in the voting control of Corgenix, all options held by any consultant, employee or director will vest and may be fully exercised without regard to the normal vesting schedules of the options in the event such individual's employment or other status with Corgenix is involuntarily terminated without cause (as defined in Section 7(e) of the Amended 1999 Plan) in connection with the transaction or within one year after closing of the transaction.

Withholding Taxes

Corgenix may take such steps as it may deem necessary or appropriate for the withholding of any taxes which Corgenix is required by law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any option. This step may include requiring the optionee to pay such tax at the time of exercise or the withholding of issuance of shares of stock to be issued upon the exercise of any option until the optionee reimburses Corgenix for the amount Corgenix is required to withhold with respect to such taxes. Corgenix has the sole discretion to allow such taxes to be satisfied by withholding optioned shares.

Right of First Refusal

Any shares issued under the Amended 1999 Plan, including shares issued upon exercise of options, are subject to a right of first refusal held by Corgenix. Prior to any proposed transfer of the shares, the holder of the shares is to deliver to Corgenix written notice of the proposed transfer, designating the number of shares, the proposed transferee, and the price and terms (if any) offered for the shares. Corgenix has thirty (30) days from receipt of the notice to provide written notice to the holder to purchase any or all of the shares designated in the notice at the price and terms set forth in the notice (if any) or for cash at the then-current fair market value set by the Board. Corgenix may assign all or any part of this right to any third party, who may then purchase the shares directly from the holder. If Corgenix or any assignee fails to exercise this right as to all of the shares set forth in the original notice, the holder may, within thirty (30) days after such failure to exercise, transfer the shares to the proposed transferee in accordance with such notice.

Effectiveness of Amended 1999 Plan

The 1999 Plan became effective on October 27, 1999 and the Amended 1999 Plan became effective on October 3, 2002, subject to stockholder approval.

Termination and Amendment of the Amended 1999 Plan

The Amended 1999 Plan terminates on December 31, 2009, and no options will be granted under the Amended 1999 Plan after that date.

The Board may at any time and from time to time modify or amend the Amended 1999 Plan in such respects as it deems advisable. The Board may not, however, without approval by a majority in interest of all of the voting shares of Corgenix:

o increase the total number of shares covered by the Amended 1999 Plan,

o change the formula for determining the exercise price or the maximum term of options,

o     materially    lessen   the   requirements   as   to
      eligibility for  participation  in the Amended 1999
      Plan, and

o change the class of persons eligible to receive options or rights under the Amended 1999 Plan, including the definitions of "employee," "director" and "consultant."


              TAX CONSEQUENCES OF THE PLAN

The following is a general summary of certain federal income tax consequences that may apply to recipients of stock options under the Amended 1999 Plan. Because the application of tax laws may vary according to individual circumstances, a participant should seek professional tax advice concerning the tax consequence of participating in the Amended 1999 Plan, including the potential application and effect of state, local and foreign tax laws and estate and gift tax considerations.

Incentive Stock Options

A participant who is granted an incentive stock option recognizes no taxable income when the incentive stock option is granted. Generally, no taxable income is recognized upon exercise of an incentive stock option unless the alternative minimum tax applies as described below. Instead, a participant who exercises an incentive stock option recognizes taxable gain or loss when the participant sells his or her shares. Any gain or loss recognized on the sale of shares acquired upon exercise of an incentive stock option is taxed as long term capital gain or loss if the shares have been held for more than one (1) year after the option was exercised and for more than two (2) years after the option was granted. In this event, Corgenix receives no deduction with respect to the incentive stock option shares.

Long-term capital gains of individuals presently may be taxed at lower rates than ordinary income, but the deductibility of capital loses remains subject to limitation.

If the participant disposes of the shares within one (1) year after the option was exercised or within two (2) years after the option was granted (a "disqualifying disposition"), the participant recognizes ordinary income on disposition of the shares, to the extent of the difference between the fair market value on the date of exercise (or potentially a date up to six months thereafter if the participant is subject to Section 16(b) of the Exchange Act with respect to such disposition) and the option price; provided, however, that in the case of a disposition where a loss, if sustained, would be recognized for tax purposes, the ordinary income recognized shall not exceed the net gain upon such disposition. Any additional gain will be taxed as capital gain. Any loss will be taxed as a capital loss. Corgenix generally receives a corresponding deduction in the year of disposition equal to the amount of ordinary income recognized by the participant.

Effect of Alternative Minimum Tax

Certain taxpayers who have significant tax preferences (and other items allowed favorable treatment for regular tax purposes) may be subject to the alternative minimum tax ("AMT"). AMT is payable only if and to the extent that it exceeds the taxpayer's regular tax liability, and any AMT paid generally may be credited against subsequent regular tax liability.

For purposes of AMT, an incentive stock option is treated as if it were a non-statutory stock option (see below). Thus, the difference between fair market value on the date of exercise (or potentially up to six months thereafter) and the option price is included in income for AMT purposes, and the taxpayer receives a basis equal to such fair market value for subsequent AMT purposes.

However, regular tax treatment (see above) will apply for AMT purposes if a disqualifying disposition, where a loss, if sustained, would be recognized, occurs in the same taxable year as the options are exercised.

Non-Statutory Stock Options

The tax treatment of non-statutory stock options differs significantly from the tax treatment of incentive stock options. No taxable income is recognized when a non-statutory stock option is granted, but upon the exercise of a non-statutory stock option, the difference between the fair market value of the shares on the date of exercise and the option price is taxable as ordinary income and generally is deductible by Corgenix.

If the participant is subject to Section 16(b) of the Exchange Act, the date for measuring taxable income potentially may be deferred for up to six months after the date of exercise unless the optionee makes an election under Section 83(b) of the Code within thirty (30) days after exercise. If a Section 83(b) election is made, the participant will be taxed currently upon exercise of the non-statutory stock option in an amount equal to the excess, if any, of the fair market value of the shares at that time over the option price. Any future appreciation in the shares will be treated as capital gain upon the sale or exchange of the shares.

Change in Control

If there is an acceleration of the vesting or exercisability of stock options upon a change in control (as defined in the Amended 1999 Plan), all or a portion of the accelerated benefits may constitute "Excess Parachute Payments" under
Section 280G of the Code. The employee receiving an Excess Parachute Payment incurs a non-deductible excise tax of 20% of the amount of the payment in excess of the employee's average annual compensation over the five calendar years preceding the year of the change in control and Corgenix is not entitled to a deduction for such excess amount.


           SUMMARY OF STOCK OPTION INFORMATION

The following table sets forth as of June 30, 2002, the options to purchase common stock granted under the 1999 Plan to certain executive officers of the Company, to all executive officers as a group, and to all other employees. All amounts are shown on a post one-for-five reverse stock split basis.

        Luis   Douglass  William  W.    Ann    Taryn  Catherine  All      All
         R.      T.         H.  George   L.      G.      A.    Officers  Other
       Lopez   Simpson          Fleming      Reynolds   Fink   (7 in   Employees
                       Critchfield   Steinbarger               Group)
           ---------------------------------------------------------------------
           ---------------------------------------------------------------------

Options
Granted
-------
Number
 of
shares  2,280  22,208  21,881 2,280 17,961   20,654*  14,985  102,249   3,600

Average
Exercise
price
per
share  $1.37  $0.838  $0.752 $0.625 $0.852   $0.686  $0.868   $.803     $3.28

Options
Exercised
---------

Number
 of
shares   0       0       0     0       0        0       0        0        0

 Net
value
realized 0       0       0     0       0        0       0        0        0


* Includes warrants to purchase 5,869 shares of common stock granted on June 1, 2000.


           VOTE REQUIRED; BOARD RECOMMENDATION

Each holder of common stock is entitled to one vote per share held. The affirmative vote of holders of a majority of the outstanding shares of common stock of the Company entitled to vote at the Annual Meeting is required for approval of Proposal Two. In the event that a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting present, in person or by proxy, shall have the power to adjourn said meeting until a quorum shall be present or represented. Proxies solicited by the Board will be voted for approval of Proposal Two. A stockholder voting through a proxy who abstains with respect to approval of Proposal Two shall be considered to have cast a negative vote with respect to Proposal Two.


                      THE BOARD OF DIRECTORS RECOMMENDS A
                            VOTE "FOR" PROPOSAL TWO.


                                   PROPOSAL 3

                  APPROVAL OF THE AMENDED AND RESTATED EMPLOYEE STOCK
                                  PURCHASE PLAN

Introduction

On October 3, 2002, the Board approved an amendment to Section V(a) of the Employee Stock Purchase Plan ("ESPP"). The Company is proposing to amend the ESPP to increase the aggregate number of shares that may be issued under the ESPP to 200,000.

History of the ESPP

On October 27, 1999, the Board approved the ESPP and recommended to the stockholders that they approve the ESPP which provided that the total number of shares subject to the ESPP was 500,000 shares of common stock. The ESPP was presented to and submitted to the Company's stockholders for approval at the Company's annual meeting on January 26, 2000. A copy of the ESPP was attached as an exhibit to the proxy statement sent to the stockholders dated as of December 15, 1999, but the body of the proxy statement erroneously stated that the total number of shares subject to the ESPP was 150,000 shares.

As of the date of this Proxy Statement, the Company has issued 66,109 (post-split) shares of common stock pursuant to the ESPP, 36,109 shares more than the December 15, 1999 proxy statement stated were subject to the ESPP. The Company requests that the stockholders ratify the issuance of all 66,109 shares that have been issued under the ESPP.

Purpose

The Amended and Restated Employee Stock Purchase Plan (the "Amended ESPP") is intended to provide eligible employees of Corgenix with an opportunity to acquire a proprietary interest in Corgenix at a discount through their participation in a plan designed to qualify as an employee stock purchase plan under Section 423 of the Code. The Board believes that the proposed amendment is necessary to enable the Company to meet its anticipated needs if approved,
Section V(a) of the Amended ESPP would state as follows:

(a)   Common  Stock.  The stock which is  purchasable  by
      --------------
     Participants shall be the Company's authorized but unissued or reacquired Common Stock, par value $.001 per share (the "Common Stock"). In order to have shares available for sale under the Plan, the Company may repurchase shares of Common Stock on the open market, or issue authorized but unissued stock. The maximum number of shares which may be sold to employees during any single purchase period shall be established by the Plan Administrator prior to the beginning of the purchase period; provided however, that the total number of shares which may be sold to employees throughout the entire duration of the Plan shall not exceed 200,000 shares subject to adjustment under subparagraph (b) below.

                           SUMMARY OF THE AMENDED ESPP

The full text of the Amended ESPP is set forth as Attachment B to this Proxy statement. The following summary of the Amended ESPP is qualified by reference to that text.

Administration

The Amended ESPP will be administered by the Board (the "Plan Administrator"), which may from time to time delegate all or part of its authority to a committee composed of at least two (2) members of the Board, all of whom will be non-employee directors (as defined under Rule 16b-3 of the Exchange Act). The Plan Administrator has full authority to:

o     administer the Amended ESPP;

o adopt such rules and regulations for administering the Amended ESPP as it may deem necessary in order to comply with the requirements of
      Section 423 of the Code; and

o     delegate   to  an  agent  or  agents   any  of  its responsibilities
      under the  Amended  ESPP except its responsibilities to:

        o    establish  the  number  of  shares   available  for
             purchase by eligible employees during any purchase period,

        o establish the maximum and minimum percentage of base compensation to be paid by any single employee for the purchase of common stock during any of the periods, and

        o    construe  and  interpret  the   provisions  of  the
             Amended ESPP.

No individual member of the Plan Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Amended ESPP, and all individual members of the Plan Administrator will, in addition to their rights, if any, as directors, be fully protected by Corgenix with respect to any such action, determination or interpretation.

Purchase Period

Unless otherwise determined by the Plan Administrator, a "Purchase Period" will commence on the first day of each calendar quarter and will terminate on the last day of each such quarter. The Plan Administrator may establish differing commencement dates and durations; provided however, that in no event will a Purchase Period extend beyond twenty-seven (27) months, nor will two (2) Purchase Periods run concurrently.

Securities to be Offered

The stock purchasable by participants in the Amended ESPP will be Corgenix's authorized but unissued or reacquired common stock. In order to have shares available for sale under the Amended ESPP, Corgenix may repurchase shares of common stock on the open market, or issue authorized but unissued common stock. The maximum number of shares that may be sold to employees during any single Purchase Period will be established by the Plan Administrator prior to the beginning of the Purchase Period; provided however, that the total number of shares which may be sold to employees throughout the entire duration of the Amended ESPP will not exceed 200,000 shares (subject to adjustment as described below).

Eligibility and Participation

Every employee of Corgenix who, on the commencement date of a subject Purchase Period, is actively employed (unless temporarily off the payroll due to illness, vacation, jury duty or other employer-approved absence) on a basis which customarily requires not less than twenty (20) hours of service per calendar week (a "Participant") is eligible to participate in the Amended ESPP during such Purchase Period. An eligible employee may participate in the Amended ESPP at the beginning of a particular Purchase Period by completing the enrollment forms prescribed by the Plan Administrator and filing such forms at least fifteen (15) days prior to such Purchase Period.

Purchase of Securities Pursuant to the Amended ESPP

An eligible employee who becomes a Participant for a particular Purchase Period will have the right, as of the beginning of the Purchase Period, to purchase common stock upon the terms and conditions of the Amended ESPP and will execute a purchase agreement embodying such terms and conditions and such other provisions, not inconsistent with the Amended ESPP, as the Plan Administrator may deem advisable.

Each Participant will, for any Purchase Period, have the right to purchase common stock with a total purchase price equal to a designated percentage between one percent (1%) and ten percent (10%) of each Participant's compensation. A "Participant's Compensation" for a particular Purchase Period is the amount of the Participant's after tax base salary or wages and overtime pay but excluding bonuses and other incentive payments. No right to purchase common stock under the Amended ESPP will be granted to an employee if such employee would, immediately after the grant, own shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of Corgenix as defined in Section 424(f) of the Code.

Termination of Participation

A Participant may, at any time prior to the last day of the Purchase Period, terminate his or her right to purchase stock under the Amended ESPP by filing the prescribed notification form. A Participant's termination of his or her right to purchase will be irrevocable with respect to the Purchase Period to which it pertains. Upon such election, the entire balance collected during such Purchase Period will be refunded in cash and no further amounts will be deducted from the Participant's payroll.

Purchase Price

The purchase price per share of common stock under the Amended ESPP will be 85% of the fair market value of a share of common stock on the commencement date of the subject Purchase Period or on the last day of the Purchase Period, whichever is lower. The fair market value of a share of common stock on any date is to be the closing sales price, as quoted by the National Association of Securities Dealers through NASDAQ National Market System, for the date in question, or, if the common stock is listed on a national stock exchange, the officially-quoted closing sales price on such exchange on the date in question.

Payment of Purchase Price

Payment of the purchase price for common stock under the Amended ESPP will be effected by means of payroll deduction in an amount equal to the percentage of the Participant's Compensation designated by the Participant in the purchase agreement. A Participant may, only once during a Purchase Period (other than by reason of termination), reduce the percentage of compensation to be paid for shares of common stock to a lesser whole percentage by giving written notice to the Plan Administrator.

Adjustments to Securities

In the event any change is made to the common stock purchasable under the Amended ESPP (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend in excess of 10% at any single time, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), then appropriate adjustments will be made to:

o the maximum number of shares purchasable under the Amended ESPP,
o the maximum number of shares purchasable under any right to purchase common stock outstanding under the Amended ESPP, and
o the number of shares and price per share subject to rights to purchase common stock outstanding under the Amended ESPP.

Termination of Employment

If a Participant ceases to be an employee of Corgenix for any reason (including death or retirement) during a Purchase Period, the Participant or the Participant's personal representative has thirty (30) days thereafter to elect to either receive a stock certificate for the number of shares of common stock paid for during the Purchase Period up to the day prior to the date of the Participant's cessation of employment or receive a cash refund of all sums previously collected during such Purchase Period. Failure to make a timely election will be treated as an election to receive a cash refund.

Exercise

Each right to purchase common stock under the Amended ESPP other than a purchase right which has been accelerated under the Amended ESPP or which has been previously terminated under the Amended ESPP will be exercised automatically on the last day of the Purchase Period. Within forty-five (45) days after the end of each Purchase Period, the Participant, or his or her nominee, will be issued a stock certificate for the whole number of shares for which the Participant's right to purchase has been exercised. Not more than one certificate will be issued pursuant to the exercise of any right to purchase common stock under the Amended ESPP. Any excess of the amount previously collected during the Purchase Period over the purchase price of the issued shares will be promptly refunded or left on deposit for the ensuing quarterly period.

If the total number of shares of common stock purchasable under the purchase agreement of all Participants for a particular Purchase Period exceed the number of shares available under the Amended ESPP, then the Plan Administrator will make a pro rata allocation of the available shares and will notify the Participants of such allocation.

Tax Effects of Plan Participation

A general summary of certain federal income tax consequences is provided that may apply to Participants under the Amended ESPP. Because the application of tax laws may vary according to individual circumstances, a Participant should seek professional tax advice concerning the tax consequences of participating in the Amended ESPP, including the potential application and effect of state, local and foreign tax laws and estate and gift tax considerations.

A Participant who purchases common stock under the Amended ESPP recognizes no taxable income when the shares are purchased. A Participant who purchases common stock under the Amended ESPP recognizes taxable gain or loss when the shares are sold. The difference between the discount purchase price paid by the Participant for the shares and the actual value of the shares at the end of the Purchase Period is always considered ordinary income. Any gain or loss recognized on the sale of shares acquired upon the purchase is taxed as long-term capital gain or loss if the shares have been held by the Participant for more than two (2) years from the end of the applicable Purchase Period. In this event, Corgenix receives no deduction with respect to the shares. Long-term capital gains of individuals presently may be taxed at lower rates than ordinary income, but the deductibility of capital losses remains subject to limitation.

If a Participant disposes of the shares purchased under the Amended ESPP within one (1) year from the end of the applicable Purchase Period, the fifteen percent (15%) discount between the actual purchase price paid by the Participant and the fair market value at the end of such Purchase Period is considered ordinary income. The difference between the actual value of the shares at the end of such Purchase Period and the time of sale by the Participant is considered short-term capital gain.

If the shares have been held by the Participant more than one (1) year but less than two (2) years from the end of the applicable Purchase Period (a "disqualifying disposition"), the Participant recognizes ordinary income on the disposition of the shares to the extent of the difference between the discounted purchase price paid by the Participant and the fair market value of the shares at the end of the Purchase Period (or potentially a date up to six months thereafter if a Participant is subject to Section 16(b) of the Securities Exchange Act of 1934 with respect to such disposition). Any additional gain for shares sold by the Participant under this disqualifying disposition is taxed as long-term capital gain.

If the shares are sold at a loss by the Participant within one (1) year from the end of the Purchase Period in which the shares were purchased, the loss will be considered a short-term capital loss. However, if such shares are sold by the Participant at a loss after one (1) year from the end of the applicable Purchase Period, the loss will be considered a long-term capital loss. Corgenix generally receives a corresponding deduction in the year of disposition equal to the amount of ordinary income recognized by the Participant.

Withholding Taxes

Corgenix may withhold any taxes required by any law or regulation of any governmental authority, whether federal, state or local, in connection with the purchase of common stock under the Amended ESPP or the sale of such stock that is not held for at least two (2) years after the beginning of the Purchase Period during which the common stock was purchased. Such withholding may include all or any portion of any payment or other compensation payable to the Participant, unless the Participant reimburses Corgenix for such amount.

Assignability

Unless otherwise determined by the Board, no right to purchase common stock granted under the Amended ESPP is assignable or transferable by a Participant other than by will or the laws of descent and distribution, and during the lifetime of the Participant, such purchase rights will be exercisable only by the Participant.

Accrual Limitations

No Participant will be entitled to accrue rights to purchase common stock under the ESP Plan which, when aggregated with purchase rights accruable by him under other qualified employee stock purchase plans (within the meaning of Section 423 of the Code) of Corgenix (as defined in Section 424(f) of the Code), would permit such Participant to purchase more than $25,000 worth of common stock (determined on the basis of the fair market value of common stock on the date the Participant accrues purchase rights under the Amended ESPP) for each calendar year such purchase rights are at any time outstanding.

Amendment and Termination

The Board may from time to time alter, amend, suspend or discontinue the Amended ESPP; provided, however, that no such action will adversely affect rights and obligations with respect to rights to purchase common stock at the time outstanding under the Amended ESPP. In addition, no action may be taken by the Board without the approval of the stockholders of Corgenix that would:

o     increase

        o     the number of shares  subject to the Amended  ESPP, or

        o the maximum number of shares for which a right to purchase common stock under the Amended ESPP may be exercised (unless necessary to effect the adjustments as described below);

o     extend the term of the Amended ESPP;

o alter the per share purchase price formula so as to reduce the purchase price per share specified in the Amended ESPP;

o     materially   increase  the  benefits   accruing  to
      participants under the Amended ESPP;

o materially modify the requirements for eligibility to participate in the Amended ESPP; or

o cause the Amended ESPP to fail to meet the requirements of an "employee stock purchase plan" under Section 423 of the Code.


Change in Control of Corgenix

Subject to the limitations on amending the Amended ESPP, in the event Corgenix or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of Corgenix by means of sale, merger, reorganization or liquidation, each Participant of the Amended ESPP may either receive a stock certificate for the number of shares of common stock paid for during the Purchase Period up to the day prior to such transaction date or receive a cash refund of deposits collected during such Purchase Period.

           VOTE REQUIRED; BOARD RECOMMENDATION

Each holder of common stock is entitled to one vote per share held. The affirmative vote of holders of a majority of the outstanding shares of common stock of the Company entitled to vote at the Annual Meeting is required for approval of Proposal Three. In the event that a quorum is not present or represented at the annual meeting, the stockholders entitled to vote at the Annual Meeting present, in person or by proxy, shall have the power to adjourn said meeting until a quorum shall be present or represented. Proxies solicited by the Board will be voted for approval of Proposal Three. A stockholder voting through a proxy who abstains with respect to approval of Proposal Three shall be considered to have cast a negative vote with respect to Proposal Three.

            THE BOARD OF DIRECTORS RECOMMENDS
              A VOTE "FOR" PROPOSAL THREE.

                             PROPOSAL 4

             RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors recommended, and the Board has selected, subject to ratification by a majority vote of the stockholders in person or by proxy at the Annual Meeting, the firm of KPMG LLP to continue as the Company's independent public accountant for the current fiscal year ending June 30, 2002. KPMG LLP served as the principal independent public accounting firm utilized by us during the year ended June 30, 2001. We anticipate that a representative of KPMG LLP will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of KPMG LLP will be afforded an opportunity to make a statement if KPMG LLP so desires.

KPMG LLP billed the Company $63,000 for professional services rendered for the annual audit and quarterly reviews of the Company's financial statements. KPMG LLP did not provide financial information system design or implementation services or any other services to the Company.

             THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
             VOTE "FOR" RATIFYING THE APPOINTMENT OF KPMG LLP AS
                 THE COMPANY'S INDEPENDENT AUDITORS.

                              STOCKHOLDER PROPOSALS

No stockholder proposals were received by Corgenix for inclusion in this year's Proxy Statement. If a stockholder wishes to present a proposal to be included in the proxy statement for the next annual meeting of stockholders, the proposal must be submitted in writing and received by the Corporate Secretary of Corgenix at its corporate offices located at 12061 Tejon Street, Westminster, Colorado 80234, no later than September 1, 2003.



                             YOUR VOTE IS IMPORTANT

                         PLEASE SIGN, DATE AND RETURN
                                YOUR PROXY CARD
                          IN THE ENVELOPE PROVIDED
                             AS SOON AS POSSIBLE

                                  Attachment A

                         CORGENIX MEDICAL CORPORATION
                AMENDED AND RESTATED 1999 INCENTIVE STOCK PLAN

      1. Purpose of Plan. This Incentive Stock Plan is intended to encourage ownership of shares of CORGENIX MEDICAL CORPORATION (the "Corporation") by Employees, Directors and Consultants of the Corporation, thereby providing additional incentive for such Employees, Directors and Consultants to promote the success of the business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, and Shares may be sold or granted to Employees or Consultants hereunder at the discretion of the Board and as reflected in the terms of a written stock option agreement stock purchase agreement or stock grant agreement.

      2.   Definitions.  As used  herein,  the  following
           -----------
definitions shall apply:

           (a) "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Corporation, if no Committee is appointed.

           (b) "Code" shall mean the Internal Revenue Code of 1986, the rules and regulations promulgated there under and the interpretations thereof, all as from time to time in effect.

           (c)  "Corporation"    shall   mean    Corgenix
                 -----------
Medical Corporation, a Nevada corporation.

           (d) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan, if one is appointed.

           (e) "Consultant" shall mean any person, including directors, performing services for the benefit of the Corporation or any Parent or Subsidiary of the Corporation as an independent consultant or adviser.

           (f) "Continuous Status as an Employee or a Consultant" shall mean the absence of any interruption or termination of service as an Employee, a Director or a Consultant, as applicable. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board, provided that either such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is provided or guaranteed by contract or statute.

           (g)  "Director"  shall  mean a  member  of the
                 --------
Corporation's Board of Directors.

           (h) "Employee" shall mean any person employed by the Corporation or any Parent or Subsidiary of the Corporation in a management position or in a position requiring specialized training or expertise. The payment of a director's fee by the Corporation shall not be sufficient to constitute "employment" by the Corporation.

           (i) "Fair Market Value" shall mean the value determined in good faith by the Board; provided, however, that if there is a public market for the Stock, the Fair Market Value shall mean the average of the closing bid and asked prices of a share of Stock, as reported by The Wall Street Journal (or, if not reported, as otherwise quoted by the National Association of Securities Dealers through NASDAQ), on the date of the grant of the Option, or, if the Stock is listed on the NASDAQ National Market System or is listed on a national stock exchange, the closing price on such System or such exchange on the date of the grant of the Option, as reported in The Wall Street Journal. In the event the Stock is not traded publicly, the Fair Market Value of a share of Stock on the date of the grant of the Option shall be determined, in good faith, by the Board or the Committee and such determination shall be conclusive for all purposes. The Board or Committee shall take into account such factors affecting value as it, in its sole and absolute discretion, may deem relevant.

           (j) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.


           (k) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

           (l)  "Option"   shall  mean  a  stock   option
                 ------
           granted pursuant to the Plan.

           (m)  "Optioned  Stock"  shall  mean the  Stock
                 ---------------
subject to an Option.

           (n)  "Optionee"   shall   mean  an   Employee,
                 --------
Director or Consultant who receives an Option.

           (o) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 425(e) of the Code.

           (p)  "Plan"  shall mean this  Incentive  Stock
                 ----
Plan.

           (q) "Share" shall mean a share of the Stock, as adjusted in accordance with Section 9 of the Plan.

           (r)  "Stock"  shall mean the  Common  Stock of
                 -----
the Corporation.

           (s) "Stock Option Agreement" shall mean the written agreement setting forth the grant of an Option and terms and conditions relating thereto (which need not be the same for each Option).

           (t) "Stock Restriction Agreement" shall mean the written agreement setting forth the terms of any restrictions in connection with a sale or grant of Stock under this Plan, in the form as the Board in its discretion may approve.

           (u) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 425(f) of the Code.

      3.   Shares Subject to Plan.
           ----------------------

           (a) Authorized Shares. There will be reserved for use from time to time under the Plan, an aggregate of 800,000 shares of Stock of $.001 par value of the Corporation, subject to adjustment as provided in Section 9 below. As the Board of Directors of the Corporation shall from time to time determine, the Shares may be in whole or in part, authorized but unissued Shares or issued Shares which shall have been reacquired by the Corporation. If an Option should expire or become unexercisable for any reason without having been exercised in full the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan unless the Plan shall have been terminated.

           (b) Reservation of Shares. The Corporation, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Corporation for reasons outside the Corporation's control to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      4.   Administration of Plan.
           ----------------------

           (a) General. The Plan shall be administered by the Board of Directors or, if appointed, by a Committee, a majority of which shall be "disinterested" as defined in Rule 16b-3 under the Securities Exchange Act of 1934. The Board and the Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Plan, or in order that any Option that is intended to be an Incentive Option will be classified as an incentive stock option under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto. The Board of Directors may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving.

           (b) Actions of the Board and Committee. All actions taken and all interpretations and determinations made by the Board or by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding on all Employees, Directors, Consultants and Optionees, the Corporation and all other interested persons. No member of the Committee shall be personally liable for any action or determination made in good faith in connection with this Plan, and all members of the Board or the Committee shall, in addition to their rights as directors, be fully protected by the Corporation with respect to any such action, determination or interpretation.

           (c) Interested Directors. Members of the Board who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the granting of Options to said Board or Committee member.

           (d) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options to Employees or Nonstatutory Stock Options to Employees, Directors, or Consultants; (ii) to sell or grant Stock to Employees, Directors or Consultants;
(iii) to determine, upon review of the relevant information, the Fair Market Value of the Stock; (iv) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 6 of the Plan; (v) to determine the Employees, Directors and Consultants to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (vi) to interpret the Plan; (vii) to prescribe, amend, and rescind rules and regulations relating to the Plan; (viii) to determine the terms and provisions of each Stock Option Agreement and each Stock Restriction Agreement granted (which need not be the same for each Option granted, or sale or grant of Stock) and, with the consent of the holder thereof, modify, terminate or amend such Agreement; (ix) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Corporation any instrument required to effectuate the grant of an Option or the sale or grant of any Stock; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

      5.   Eligibility.
           -----------

           (a) Generally. Options may be granted and Stock may be sold or granted to Employees, Directors and Consultants, provided that Incentive Stock Options may only be granted to Employees. Any Employee, Director or Consultant who has been granted an Option, or purchased or been granted any Stock may, if he is otherwise eligible, be granted additional Options, or be granted or purchase additional shares of Stock.

           (b) Criteria. In making any determination as to Employees, Directors and Consultants to whom Options shall be granted or Stock shall be sold or granted, the Committee shall take into account such factors as it shall deem relevant in accomplishing the purpose of the Plan, including but not limited to the Employee's, Director's or Consultant's loyalty, performance, and experience.

           (c) ISO Limitations with Respect to Price. In no event shall an Incentive Stock Option be granted to any person who, at the time such Option is granted, owns (as defined in Section 422 of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Corporation or of its parent or subsidiary corporation, unless the option price is at least 110% of the Fair Market Value of the stock subject to the Option, and such Option is by its terms not exercisable after the expiration of five (5) years from the date such Option is granted.

           (d) ISO Limitations with Respect to Shares. Moreover, the aggregate Fair Market Value (determined as of the time that option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual Employee, Director or Consultant during any single Calendar Year under this Plan and all the incentive stock option plans of the Corporation (and its parent and subsidiary corporations, if any), shall not exceed $100,000.

           (e) No Employee, Director or Consultant Contract. The Plan shall not confer upon any Optionee any right with respect to continuation of employment by or the rendition of consulting services to the Corporation, nor shall it interfere in any way with his right or the Corporation's right to terminate his employment or services at any time.

      6.   Price.
           -----

           (a) Generally. The per share exercise price for any Option and the price for any Stock to be sold shall be such price as is determined by the Board. However, the exercise price of the Shares which shall be covered by each Incentive Stock Option shall be at least 100% of the Fair Market Value of the Shares at the time of granting the Incentive Stock Option. The exercise price of a Nonstatutory Stock Option shall not be less than 85% of the Fair Market Value on the date of the grant of the Option. If an Incentive Stock Option is granted to an Optionee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or its Parent or any Subsidiary, the exercise price shall be as set forth in Section 5(c) above.

           (b) Payment. The purchase price for any sale of Stock shall be paid at the time of purchase and the exercise price shall be paid in full at the time of exercise of the Option in cash or in such other form of lawful consideration as the Board of Directors or the Committee may approve from time to time, including, without limitation, the transfer of outstanding shares of Stock as provided in Section 7(d), or the Employee's, Director's or Consultant's promissory note in form satisfactory to the Corporation and bearing interest at not less than the applicable federal rate.

      7.   Options.
           -------

           (a) Generally. Subject to the provisions of the Plan, the Board shall determine for each Option (which need not be identical) the number of shares for which the Option shall be granted, the Option price of the Option, and all other terms and conditions of the Option.

           (b) Time of Granting Options. Neither anything contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or the stockholders of the Corporation nor any action taken by the Committee shall constitute the granting of any Option. The granting of an Option shall take place only when a written Stock Option Agreement shall have been duly executed and delivered by or on behalf of the Corporation and the person to whom such Option shall be granted.

           (c) Term of Option. The term of each Option may be up to seven (7) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Incentive Stock Option granted to an Employee, Director or Consultant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

           (d)  Exercise of Option.
                ------------------

                (i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Corporation or the Optionee, or both, and as shall be permissible under the terms of the Plan.

                (ii)   An  Option  may  not be  exercised
for a fraction of a Share.

                (iii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Corporation in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Corporation. The Board, in its sole discretion, may permit an Optionee to surrender to the Corporation shares of Stock previously acquired by the Optionee at least six (6) months prior to such surrender as part or full payment for the exercise of an Option. Such surrendered shares shall be valued at their Fair Market Value on the date of exercise of the Option. Until the issuance of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.

                (iv) Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                (v) Except as otherwise specifically provided herein, an Option may not be exercised at any time unless the holder thereof shall have maintained Continuous Status as a Management Member, Employee, Director or Consultant of the Corporation or of one or more of its subsidiaries, or a parent corporation, from the date of the granting of the Option to the date of its exercise.

           (e) Termination of Employment. In the event that the employment of an Employee, Director or Consultant or the engagement of a Director or Consultant to whom an Option shall have been granted shall be terminated other than by reason of death or disability, such Option may be exercised (to the extent that the Employee, Director or Consultant shall have been entitled to do so at the termination of his employment or engagement) at any time within three months after such termination, but in any event no later than the date of expiration of the Option term. Notwithstanding this three-month period, if the holder of an Option (i) is terminated for "cause" (as hereinafter defined) or (ii) is terminated due to his expropriation of Corporation property (including trade secrets or other proprietary rights), the Board shall have the authority, by notice to the holder of an Option, to immediately terminate such Option, effective on the date of termination of employment, and such Option shall no longer be exercisable to any extent whatsoever. As used herein, "cause" shall mean that the holder of an Option has willfully and intentionally engaged in material misconduct, gross neglect of duties or grossly negligent failure to act which materially and adversely affects the business or affairs of the Corporation, or has committed any act of fraud or any act not approved by the Board involving any material conflict of interest or self-dealing adverse to the Corporation, or has been convicted of a felony or any offense involving moral turpitude, or has unreasonably failed to comply with any reasonable direction from the Board or its Chairman with respect to a major policy decision affecting the Corporation, issued pursuant to its authority under the Bylaws of the Corporation, which direction is approved by a majority of the Board. So long as the holder of an Option shall maintain Continuous Status as an Employee, Management Member, Director or Consultant of the Corporation or one or more of its subsidiaries, his Option shall not be affected by any change of duties or position. To the extent that the holder of an Option was not entitled to exercise his Option at the time of his termination, or insofar as he does not exercise such Option to the extent he was entitled within the time specified herein, the Option shall itself terminate at the time of such termination.

           (f) Disability of Optionee. Notwithstanding the provisions of Section 7(e) above, in the event an Optionee is unable to continue his employment with or to perform services for the benefit of the Corporation as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within one (1) year after termination due to such disability, exercise his Option to the extent he was entitled to exercise it at the date of such disability. To the extent that he was not entitled to exercise the Option at the date of disability, or insofar as he does not exercise such Option to the extent he was entitled within the time specified herein, the Option shall terminate.

           (g)  Death of Optionee.  Unless  otherwise set
                -----------------
forth in the Option Agreement, in the event of the death of an Optionee:

                (i) if Optionee dies during the term of the Option and is at the time of his death an Employee, Director or Consultant of the Corporation who shall have been in Continuous Status as an Employee, Director or Consultant since the date of grant of the Option, the Option may be exercised, at any time within one (1) year following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death; or

                (ii) if Optionee dies within three (3) months after the termination of Continuous Status as an Employee, Director or Consultant, the Option may be exercised, at any time within one (1) year following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of such termination.

      8. Non-Transferability of Options. The Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

      9. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Corporation, the number of shares of Stock covered by each outstanding Option and the number of shares of Stock which have been authorized for issuance under the Plan but as to which no Stock has been sold or granted, or no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option upon termination of employment, as well as the price per share of Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a stock split, the payment of a stock dividend with respect to the Stock, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Option.

      10.  Liquidation or Merger of the Corporation.
           ----------------------------------------

           (a) Liquidation. In the event of a proposed dissolution or liquidation of the Corporation, the Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Shares covered by an Option, including Shares as to which the Option would not otherwise be exercisable.

           (b) Sale of Assets, Merger, Consolidation or Other Change of Control. In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger or consolidation of the Corporation with or into another corporation in a transaction in which the Corporation does not survive or any other transaction in which there is a change of more than fifty percent (50%) in the voting control of the Corporation, all Options held by any Consultant, Employee or Director shall vest and may be fully exercised without regard to the normal vesting schedules of the Options in the event such individual's employment or other status with the Corporation is involuntarily terminated without cause (as defined in Section 7(e) of the Plan) in connection with the transaction or within one year after closing of the transaction. Any such fully vested Option shall be exercisable in accordance with the terms of
Section 7(e) of the Plan.

      11.  Withholding  Taxes;  Satisfied by Withholding Optioned Shares.
           -------------------------------------------------------------

           (a) General. The Corporation, its Parent or any Subsidiary may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Corporation, its Parent or any Subsidiary is required by law or regulation of any governmental authority, whether Federal, state or local, domestic or foreign, to withhold in connection with any option including, but not limited to, requiring the Optionee to pay such tax at the time of exercise or the withholding of issuance of shares of Stock to be issued upon the exercise of any Option until the Optionee reimburses the Corporation for the amount the Corporation is required to withhold with respect to such taxes, or, at the Corporation's sole discretion, satisfy such taxes by withholding optioned shares pursuant to Section 11(b) below.

           (b) Satisfying Taxes by Withholding Optioned Shares. All Federal and state taxes required to be withheld or collected from an Optionee upon exercise of an Option may be satisfied by the withholding of a sufficient number of exercised Option Shares which, valued at Fair Market Value on the date of exercise, would be equal to the total withholding obligation of the Optionee for the exercise of such Option; provided, however, that if the Corporation is a public reporting corporation, no person who is an "officer" of the Corporation as such term is defined in Rule 3B-2 under the Securities Exchange Act of 1934 may elect to satisfy the withholding of Federal and state taxes upon the exercise of an Option by the withholding of Optioned Shares unless such election is made either (i) at least six months prior to the date that the exercise of the Option becomes a taxable event or (ii) during any of the periods beginning on the third business day following the date on which the Corporation issues a news release containing the operating results of a fiscal quarter or fiscal year and ending on the twelfth business day following such date. Such election shall be deemed made upon receipt of notice thereof by an officer of the Corporation, by mail, personal delivery or by facsimile message, and shall (unless notice to the contrary is provided to the Corporation) be operative for all Option exercises which occur during the twelve-month period following election.

      12.  Issuance of Shares.
           ------------------

           (a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

           (b) As a condition to the grant of an Option or the sale or grant of any Stock, the Corporation may impose various conditions, including a requirement that the person exercising such Option or purchasing or receiving such Stock represent and warrant, at the time of any such exercise, that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares and such other restrictions on such Shares relating to employment or other matters as may be determined by the Committee.

           (c) Any shares issued under the Plan, including shares issued upon exercise of Options, shall be subject to a right of first refusal held by the Corporation. Prior to any proposed transfer of the shares, the holder of the shares shall deliver to the Corporation written notice of the proposed transfer, designating the number of shares, the proposed transferee, and the price and terms (if any) offered for the shares. For thirty days following the receipt of such notice, the Corporation shall have the right (by written notice to the holder) to purchase any or all of the shares designated in the written notice at the price and terms set forth in the notice (if any) or for cash at the then-current fair market value set by the Board of Directors. The Corporation may assign all or any part of this right to any third party, who may then purchase the shares directly from the holder. If the Corporation or any assignee fails to exercise this right as to all of the shares set forth in the original notice, the holder may, within thirty days thereafter, transfer the shares to the proposed transferee in accordance with such notice. This restriction on transfer shall terminate upon the closing of the Corporation's initial public offering of its Common Stock.

      13. Effectiveness of Plan. The Plan shall become effective on October 27, 1999, but only if the holders of the Corporation's Common and Preferred Stock entitled to vote on the matter shall have approved the Plan within twelve months after such date by an affirmative vote of at least a majority of all such shares then outstanding (on a common equivalent basis).

      14. Termination and Amendment of Plan. The Plan shall terminate on December 31, 2009, and no Option shall be granted under the Plan after that date. The Board of Directors may at any time and from time to time modify or amend the Plan in such respects as it shall deem advisable, provided that without approval by a majority in interest of all the shares of the Corporation there shall be: (a) no increase in the total number of shares covered by the Plan (except by operation of Section 9 hereof), (b) no change in the formula for determining the exercise price or the maximum term of Options, (c) no change that would materially lessen the requirements as to eligibility for participation in the Plan, and (d) no change in the class of persons eligible to receive options or rights under the Plan, including the definitions of "Employee," "Director" and "Consultant."

                                  Attachment B

                         CORGENIX MEDICAL CORPORATION
               AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN


   I. Purpose

      The Corgenix Medical Corporation Amended and Restated Employee Stock Purchase Plan (the "Plan") is intended to provide eligible employees of Corgenix (the "Company") with an opportunity to acquire a proprietary interest in the Company through their participation in a plan designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986 (the "Code").

II.   Administration

(a)   Plan    Administrator.    The    Plan    shall   be
      --------------------------
           administered by the board of directors of the Company (the "Board"), which may from time to time delegate all or part of its authority to a committee (the "Committee") composed of at least two members of the Board, all of whom shall be Non-Employee Directors. A Non-Employee Director is a director who meets the definition of Non-Employee Director under Rule 16b-3 of the Securities Exchange Act of 1934 (the "1934 Act"). References herein to the Plan Administrator refer to the Board or, to the extent the Board delegates its authority to the Committee, to the Committee. The Plan Administrator may delegate to an agent or agents any of its responsibilities under the Plan except its responsibilities to establish the number of shares available for purchase by employees during any purchase period, the maximum and minimum percentage of base compensation to be paid by any single employee for the purchase of stock during any of the periods and its authority to construe and interpret the provisions of the Plan.

(b)   Actions of Plan  Administrator.  All actions  taken
      -------------------------------
           and all interpretations and determinations made by the Plan Administrator in good faith (including determinations of fair market value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Plan Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Plan Administrator shall, in addition to their rights as Directors, be fully protected by the Company with respect to any such action, determination or interpretation.

III.  Purchase Periods

      The first purchase period under the Plan shall commence on February 1, 1999, and shall terminate on March 31, 1999. Unless otherwise determined by the Plan Administrator, a purchase period shall commence on the first day of each succeeding calendar quarter and shall terminate on the last day of each such quarter. The Plan Administrator may, from time to time, establish purchase periods with differing commencement dates and durations. In no event, however, shall a purchase period extend beyond 27 months. No two purchase periods shall run concurrently.

IV.   Eligibility and Participation

(a) Every employee of the Company who, on the commencement date of the purchase period, is employed on a basis which customarily requires not less than 20 hours of service per calendar week is eligible to participate in the Plan during a purchase period.

(b)   An eligible  employee may become a  Participant  in
           the Plan for a particular purchase period by completing the enrollment forms (the "Enrollment Forms") prescribed by the Plan Administrator and filing such forms prior to the commencement date of the purchase period with the person designated by the Plan Administrator. No
           Enrollment Forms will be accepted from an individual who is not on the active payroll of the Company on the filing date, unless such individual is temporarily off the payroll by reason of illness, vacation, jury duty or other employer-approved absence.


V.    Stock Subject to Plan

(a)   Common  Stock.  The stock which is  purchasable  by
      --------------
           Participants shall be the Company's authorized but unissued or reacquired Common Stock, par value $.001 per share (the "Common Stock"). In order to have shares available for sale under the Plan, the Company may repurchase shares of Common Stock on the open market, or issue authorized but unissued stock. The maximum number of shares which may be sold to employees during any single purchase period shall be established by the Plan Administrator prior to the beginning of the purchase period; provided however, that the total number of shares which may be sold to employees throughout the entire duration of the Plan shall not exceed 200,000 shares subject to adjustment under subparagraph
           (b) below.

(b)   Changes  in  Capital  Structure.  In the  event any
      -------------------------------
           change is made to the Common Stock purchasable under the Plan (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend in excess of 10% at any single time, stock split, combination of shares, exchange of shares, changes in corporate structure or otherwise), then appropriate adjustments shall be made to the maximum number of shares purchasable under the Plan, the maximum number of shares purchasable under any right to purchase stock outstanding under the Plan, and the number of shares and price per share of stock subject to rights to purchase stock outstanding under the Plan.

VI.   Purchase of  Common Stock

(a) Right to Purchase. An eligible employee who becomes a Participant for a particular purchase period shall have the right, as of the beginning of the purchase period, to purchase Common Stock upon the terms and conditions set forth below.

(b)   Price Per Share.  Except as  provided in Section VI
      ----------------
           (i), the purchase price per share shall be 85 percent (85%) of the fair market value of a share of Common Stock on the commencement date of the purchase period. If the Common Stock is not traded publicly, the fair market value of a share of Common Stock on any date shall be determined, in good faith, by the Board or the Committee after consultation with outside legal, accounting or other experts as the Board or Committee may deem advisable, and the Board or Committee shall maintain a written record of its method of determining such value. The fair market value of a share of Common Stock on any date shall be the closing sales price, as quoted by the National Association of Securities Dealers through NASDAQ National Market System, for the date in question, or, if the Common Stock is listed on a national stock exchange, the officially-quoted closing sales price on such exchange on the date in question.

(c)   Total Purchase Price.  Each Participant  shall, for
      ---------------------
           any purchase period, have the right to purchase Common Stock with a total purchase price equal to a designated percentage of the Participant's Compensation. A "Participant's Compensation" for a particular purchase period shall be the amount of the Participant's base salary or wages, and overtime pay but excluding bonuses and other incentive payments, that is payable to the Participant at any time or from time to time during the purchase period. Each Participant shall designate in his or her purchase agreement the whole percentage of his or her Compensation the Participant wishes to pay for the purchase of stock for the particular purchase period, subject to the provisions set forth below which shall be uniformly applied to all Participants in a particular purchase period.

(i)   The   maximum   percentage   of   a   Participant's
             Compensation which may be paid for the purchase of stock in a particular purchase period shall be ten percent (10%); provided, however, that the Plan Administrator shall establish prior to the beginning of the purchase period a maximum number of shares (subject to adjustment under Section V(b) that may be purchased during the purchase period by each Participant.

(ii) The minimum percentage of a Participant's Compensation which may be paid for the purchase of stock in a particular purchase period shall be one percent (1%).

(iii) No right to purchase shares under the Plan shall be granted to an employee if such employee would, immediately after the grant, own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company as defined in Section 424(f) of the Code. An employee's stock ownership shall be determined under Section 424(d) of the Code and stock which an employee may purchase under any outstanding options shall be treated as stock owned by the employee.

           Notwithstanding the provisions of paragraphs (i) and (ii), above, the Plan Administrator may, in their discretion, establish any other maximum and minimum percentages of Compensation to be paid for stock under the Plan.

(d)   Allocation  of  Available  Share.  Should the total
      ---------------------------------
           number of shares of Common Stock which may be purchased under the purchase agreements of all Participants for a particular purchase period exceed the number of shares available for sale under the Plan, then the Plan Administrator shall make a pro rata allocation of the available shares and shall notify each Participant of such allocation.

(e)   Payment.  Payment of the  purchase  price for stock
      --------
           under the Plan shall be effected by means of payroll deductions, which shall begin with the first pay period which occurs coincident with or immediately following the commencement date of the relevant purchase period and shall terminate with the last pay period which occurs on or prior to the last day of the purchase period. Each payroll deduction shall be an amount equal to the percentage of the Compensation included in that payroll payment that was designated by the Participant in the Participant's Enrollment Form.

(f)   Termination  of Right to  Purchase.  A  Participant
      -----------------------------------
           may, at any time prior to the last day of the purchase period, terminate his or her right to purchase stock under the Plan by notifying the Plan Administrator or its delegate in writing. Any amounts deducted from the Participant's pay or otherwise collected from the Participant by reason of his or her participation in the Plan for such purchase period shall be refunded, and no further amounts will be collected from the Participant (by payroll deduction or otherwise) during the remainder of the purchase period. A Participant's termination of his or her right to purchase shall be irrevocable with respect to the purchase period to which it pertains.

(g)   Termination   of   Employment.   If  a  Participant
      ------------------------------
           ceases to be an employee of the Company for any reason (including death or retirement) during a purchase period, the Participant or the Participant's personal representative may either

(i) receive a stock certificate for the number of shares of Common Stock paid for pursuant to payroll deductions made on behalf of the Participant during the purchase period up to the day prior to the date of the Participant's cessation of employment; or

           (ii) receive a cash refund of all sums previously collected from the Participant during the purchase period.

           Any election provided by this Section VI(g) shall be exercisable only during the 30-day period following the date of the Participant's cessation of employment (but in no event later than the last date of the purchase period), and the underlying right to purchase stock under the Plan shall terminate upon the exercise of such election. If a Participant or the Participant's personal representative fails to make a timely election under this Section VI(g), the Company shall treat such failure as an election to exercise alternative (ii).

(h)   Exercise.  Each right to  purchase  stock under the
      ---------
           Plan other than a right to purchase stock which has been accelerated under the Plan or which has been previously terminated under the Plan shall be exercised automatically on the last day of the purchase period. Promptly after the date of exercise of any right to purchase stock under the Plan, the Participant, or his or her nominee, shall be issued a stock certificate for the whole number of shares for which the Participant's right to purchase has been exercised. Not more than one certificate shall be issued pursuant to the exercise of any right to purchase stock under the Plan. Any excess of the amount previously collected during the purchase period over the purchase price of the issued shares shall be promptly refunded or left on deposit for the ensuing quarterly period.

(i)   Reduction  of  Purchase  Price.  If the fair market
      -------------------------------
           value of a share of Common Stock on the last day of the purchase period is less than the fair market value of such share on the commencement date of the purchase period, then the purchase price per share under the Plan on the last day of the purchase period shall be reduced to 85 percent (85%) of the fair market value of such share on the last day of the purchase period. Each right to purchase stock under the Plan not previously exercised or terminated shall be automatically exercised on the last day of the purchase period for the number of whole shares obtained by dividing the sum on deposit from the Participant (and not refunded) by the purchase price per share determined under this Section VI(i), but in no event shall any right to purchase stock under the Plan be exercised for more than the specified number of shares, if any, subject to adjustment under Section V(b)) established by the Plan Administrator pursuant to Section VI(c)(i) prior to the beginning of the purchase period, and the balance shall be at the sole option of the Company promptly refunded or left on deposit for the ensuing quarterly period. For example, if a Participant has
           $1,000.00 on account and the Company's stock price pursuant to this paragraph is determined to be $0.68, then one thousand four hundred seventy (1,470) shares will be issued ($1,000.00 divided by $0.68) and $0.40 will be left on deposit or refunded as herein stated.

(j)   Rights as  Stockholder.  A  Participant  shall have
      -----------------------
           no rights as a stockholder with respect to shares subject to a right to purchase stock granted under the Plan and such right to purchase is exercised. No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of exercise.

(k) Assignability. No right to purchase stock granted under the Plan shall be assignable or transferable by a Participant other than by will or by the laws of the descent and distribution, and during the lifetime of the Participant such rights to purchase stock shall be exercisable only by the Participant.

(l)   Accrual   Limitations.   No  Participant  shall  be
      ----------------------
           entitled to accrue rights to purchase stock under this Plan which, when aggregated with purchase rights accruable by him under other qualified employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company (as defined in Section 424(f) of the
           Code), would permit such Participant to purchase more than $25,000 worth of Common Stock (determined on the basis of the fair market value of such Common Stock on the date the
           Participant  accrues  purchase  rights  under the
           Plan) for each calendar year such purchase rights are at any time outstanding.

(m) Merger or Liquidation of Company. In the event the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of sale, merger, reorganization or liquidation, each participant may either

(i) receive a stock certificate for the number of shares of Common Stock paid for pursuant to payroll deductions made on behalf of the Participant during the purchase period up to the date prior to the date of such transaction; or

           (ii) receive a cash refund of all sums previously collected from the Participant during the purchase period.

(n)   No  Interest.  No  interest  shall  be  paid on any
      -------------
           monies refunded to participants pursuant to the provisions of this Plan.

(o)   Withholding.  The  Company may  withhold  any taxes
      ------------
           required by any law or regulation of any governmental authority, whether federal, state or local, in connection with the purchase of stock under the Plan or the sale of such stock that is not held for at least two years after the beginning of the purchase period during which the stock was purchased. Such withholding may include all or any portion of any payment or other compensation payable to the Participant, unless the Participant reimburses the Company for such amount.

VII.   Amendment

        The Board may from time to time alter, amend, suspend or discontinue the Plan; provided, however, that no such action shall adversely affect rights and obligations with respect to rights to purchase stock at the time outstanding under the Plan; and provided, further, that no such action of the Bard may, without the approval of the stockholders of the Company, increase the number of shares subject to the Plan or the maximum number of shares for which a right to purchase stock under the plan may be exercised (unless necessary to effect the adjustments required by Section V(b)), extend the term of the Plan, alter the per share purchase price formula so as to reduce the purchase price per share specified in the Plan otherwise materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan. Furthermore, the Plan may not, without the approval of the stockholders of the Company, be amended in any manner which will cause the Plan to fail to meet the requirements of an "employee stock purchase plan" under Section 423 of the Code.

VIII. Effective Date

        This Plan was adopted by the Board to become effective on February 1, 1999, and was approved by the Company Stockholders on January 26, 2000.